CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.12

                              AMENDED AND RESTATED
                                      VIDAS
                 LICENSE, DEVELOPMENT AND COOPERATION AGREEMENT

                                 BY AND BETWEEN

                             GEN-PROBE INCORPORATED

                                       AND

                                BIOMERIEUX, INC.

                              AMENDED AND RESTATED
              VIDAS LICENSE, DEVELOPMENT AND COOPERATION AGREEMENT

      This Amended and Restated VIDAS License, Development and Cooperation agreement (the "Agreement") is entered into as of August 4, 2000 (the "Effective Date") by and between Gen-Probe Incorporated, a Delaware corporation having its principal place of business at 10210 Genetic Center Drive, San Diego, California 92121-1589 (hereinafter "GP"), and bioMerieux, Inc. ("BMX"), a Missouri corporation having its principal place of business at 595 Anglum Drive, Hazelwood, Missouri 63042-2395.

                                    RECITALS

      WHEREAS, BMX and its Affiliates maintain and operate a worldwide network of semi-automated instruments known as "VIDAS" and "mini-VIDAS" for the diagnosis of infectious disease and other indications; and

      WHEREAS, BMX possesses technology, knowledge, know-how and proprietary rights pertaining to instrument systems, related microbiological know-how, identification and susceptibility testing of microorganisms, multiple analyte detection technologies, culture collections and specific probe and target sequences and related intellectual property; and

      WHEREAS, GP possesses technology, knowledge, know-how and proprietary rights pertaining to nucleic acid hybridization and amplification technologies, detection and identification technologies (including specific probes targeting ribosomal RNA and specific target sequences and regions), microbiological culture collections, Probe Assay formats, specimen collection and processing, multiple analyte detection technologies and related intellectual property; and

      WHEREAS, BMX and GP are Parties to that certain VIDAS License, Development and Cooperation Agreement (the "VIDAS Agreement") by and between BMX and GP and dated as of May 2, 1997 pursuant to which they, among other things, established a joint research and development collaboration for the development of certain Probe Assays to be processed and interpreted upon VIDAS instrumentation; and

      WHEREAS, BMX and GP desire to amend and restate the VIDAS Agreement in order to bring to a conclusion the collaborations referred to and to provide for, among other things, replacement of the profit-sharing arrangements set forth in the VIDAS Agreement with a royalty arrangement and the licensing of certain intellectual property on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained in this Agreement, the Parties agree as follows:

1. DEFINITIONS

      As used in this Agreement and the accompanying Exhibits, the following terms have the following meanings:

      1.1 "AFFILIATE" shall mean any corporation or other business entity controlled by, controlling, or under common control with a Party hereto. For purposes of this definition, "control" shall mean direct or indirect ownership of more than fifty percent (50%) of the voting interest or income interest in a corporation or entity or such relationship as, in fact, constitutes actual control. An Affiliate shall lose its status as such, prospectively, upon a Change in Control of such Affiliate which causes the Party's direct or indirect ownership interest to become fifty percent (50%) or less.

      1.2 "ASSAY" shall mean a diagnostic process or procedure applied to a sample, or a portion of a sample, whereby a particular chemical compound, or a collection of compounds, or a portion of a chemical compound, is detected and optionally quantified.

      1.3  "BMX TECHNOLOGY" shall mean:

            (a) the patents and patent applications in existence as of May 2, 1997, and which BMX owned or which were licensed to BMX (with right to sublicense or otherwise transfer) as of May 2, 1997, together with any divisionals, continuations, continuations-in-part, reissues, renewals, substitute applications and inventors' certificates which issue from applications filed after May 2, 1997 with respect to any of the foregoing patents or patent applications and claim priority therefrom, and any counterparts of any of the foregoing filed in any other jurisdiction. (Pursuant to the VIDAS Agreement, BMX provided a list of the foregoing in a confidential annex furnished under a confidentiality agreement dated April 30, 1997 between GP and BMX.);

            (b) the ideas, inventions, Confidential Information, devices, trade secrets, procedures, methods, data, studies, reports, processes, rights, manufacturing information, and other information that is generally not known that affords BMX a competitive advantage with respect to its business ("KNOW-HOW"), each to the extent it is useful in practicing the patents and patent applications referred to in subparagraph (a) above and each to the extent that it existed as of May 2, 1997;

            (c) any technology which existed prior to the Effective Date hereof and constituted BMX Core-Related Collaboration Technology or BMX Collaboration Technology under the definitions of the VIDAS Agreement; and

            (d) Any Derivative Invention made by BMX after the Effective Date hereof.

      1.4 "CALENDAR QUARTER" shall mean, for each Calendar Year, the quarter beginning on each January 1, April 1, July 1 or October 1 of such year, without regard to whether such dates are otherwise business days.

      1.5 "CALENDAR YEAR" shall mean any calendar year commencing on January 1 and ending on December 31.

      1.6 "CHANGE IN CONTROL" shall mean, with respect to a Party, (a) the acquisition of such Party by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of such Party); (b) the sale, transfer or other disposition of all or substantially all of the assets of such Party (including without limitation all of its assets relating to this Agreement); or (c) the sale of all or substantially all of the capital stock of such Party; unless in each of clauses (a) through (c) above, such Party's stockholders of record immediately prior to such acquisition or sale hold (by virtue of the securities issued in consideration for such Party's acquisition or sale or otherwise) greater than fifty percent (50%) of the total voting power of the surviving or acquiring entity.

      1.7 "CLINICAL TRIAL COSTS" shall mean actual financial obligations incurred to Third Parties (e.g., costs of sample acquisition, patient recruitment and follow-up, and data analysis) necessarily incurred by BMX, or for its account, for any clinical trial of any Initial VIDAS Product.

      1.8 "COMMERCIALLY REASONABLE EFFORTS" shall mean that level of effort which would be devoted by an independent entity reasonably seeking to pursue a profit-making business, in light of all of the relevant circumstances actually faced by the Party charged with the duty to use such efforts.

      1.9 "CONFIDENTIAL INFORMATION" shall mean all information and materials, patentable or otherwise, of a Party which are not generally known or available, are treated as private and confidential by the disclosing Party and are disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, including, but not limited to, formulations, techniques, methodology, equipment, data, reports, Know-How, preclinical and clinical trials and the results thereof, sources of supply, patent positioning and business plans, including any negative developments, whether or not related to VIDAS Products and VIDAS Instrumentation.

      1.10  "DERIVATIVE INVENTION" shall have the meaning ascribed in Section
7.3.

      1.11  "FDA" shall mean the United States Food and Drug Administration.

      1.12 "FIRST COMMERCIAL SALE" of a VIDAS Product shall mean the first sale for use or consumption of such VIDAS Product to a Third Party after Regulatory Approval (if required by law) has been granted by the governing health regulatory authority of the country or political subdivision in which such sale occurs. Sale to an Affiliate shall not constitute a First Commercial Sale unless the Affiliate is the end user of the VIDAS Product.

      1.13  "FORCE MAJEURE" shall have the meaning ascribed in Section 16.3.

      1.14 "FTE" shall mean the equivalent of a full-time researcher's or program manager's work time expended on activities pursuant to approved Work Plans over a 12-month period (including normal vacations, sick days and holidays).

      1.15 "FULLY-ABSORBED MANUFACTURING COST" shall mean, with respect to any Key Biochemistry Components ("KBC's") manufactured by GP pursuant to Article 8 of this Agreement:

            (a) the price paid or other cost incurred for any product, component or raw material acquired for incorporation into such KBCs; and

            (b) the following specified costs of manufacturing or incorporating such products, components or raw materials into the relevant KBC in applicable form: (i) direct manufacturing and quality control costs related to an individual KBC (i.e., those costs which vary with production), including, without limitation, direct labor and benefit expenses for manufacturing personnel, actual cost of raw materials, components, consumable bulk, costs associated with scrap and other production materials incorporated into such KBC, plus (ii) fixed manufacturing overhead costs allocable to the KBC based on actual utilization for manufacturing work directly related to such KBC conducted at the relevant manufacturing facility, including, but not limited to, direct benefit and labor expenses for technical services and support services, depreciation, maintenance and repairs and insurance costs associated with such utilization of the manufacturing facility, plus (iii) any and all royalties payable for rights used in the manufacture of a KBC sold by GP (provided that as to all such royalties known to GP on the Effective Date, such royalties shall have been disclosed in writing to
      BMX), in each case in accordance with GAAP and consistent with applicable Exhibits to the VIDAS Agreement, and subject to verification on audit by BMX pursuant to Section 8.1(e).

Manufacturing overhead of GP hereunder shall be based upon substantially the same cost structures as are used for the same or similar materials, components or products, which are used by GP in its business operations outside the scope of this Agreement.

      1.16 "GAAP" shall mean United States Generally Accepted Accounting Principles, consistently applied.

      1.17  "GP TECHNOLOGY" shall mean:

            (a) the patents and patent applications in existence as of May 2, 1997 and which GP owned or which were licensed to GP (with right to sublicense or otherwise transfer) as of May 2, 1997, together with any divisionals, continuations, continuations-in-part, reissues, renewals, substitute applications and inventors' certificates which issue from applications filed after May 2, 1997 with respect to any of the foregoing patents or patent applications and claim priority therefrom, and any counterparts of any of the foregoing filed in any other jurisdiction. (Pursuant to the VIDAS Agreement, GP provided a list of the foregoing in a confidential annex furnished under a confidentiality agreement dated April 30, 1997 between GP and BMX.)

            (b) the ideas, inventions, Confidential Information, devices, trade secrets, procedures, methods, data, studies, reports, processes, rights, manufacturing information, and other information that is generally not known that affords GP a competitive advantage with respect to its business ("Know-How"), each to the extent it is useful in practicing the patents and patent applications referred to in subparagraph (a) above and each to the extent that it existed as of May 2, 1997;

            (c) any technology which existed prior to the Effective Date hereof and constituted GP Core-Related Collaboration Technology or GP Collaboration Technology under the definitions of the VIDAS Agreement; and

            (d) any Derivative Invention made by GP after the Effective Date hereof.

For the avoidance of doubt, GP and BMX agree that nothing contained herein shall give BMX any rights to GP's hybridization protection assay ("HPA") and/or acridinium ester labeling technologies for use in VIDAS Products. For the avoidance of doubt, GP and BMX agree that BMX shall have the right under this Agreement to purchase from GP, pursuant to Article 8 (and in particular Section 8.2(e)), hybridization protection assays ("HPA") using acridinium ester labeling technologies, which shall be used by BMX solely for product development of VIDAS Products and for quality control of VIDAS Products (in a manner consistent with the prior use of such technologies for such product development and quality control purposes by GP in connection with the VIDAS Agreement). Nothing contained herein shall permit BMX to include HPA or acridinium ester labeling technologies in VIDAS Products.

    1.18 "KEY BIOCHEMISTRY COMPONENTS" or "KBCs" shall mean: (a) the lysing tubes, enzymes, nucleic acids and other biochemical compounds and reagents identified on Exhibit A hereto.

    1.19 "NET SALES" shall mean the gross amount invoiced to Third Party end users by BMX, its Affiliates, and distributors for all VIDAS Products sold (except to the extent an Affiliate is the end user of such VIDAS Products, in which case the gross amount invoiced therefor shall be deemed to be the amount that would be invoiced to a Third Party in an arms length transaction) after deduction for the following items (i) trade, quantity and cash discounts or rebates actually allowed, paid or taken; (ii) credits, rebates, charge-back rebates or reimbursements actually granted or given to wholesalers and other distributors, buying groups, health care insurance carriers, governmental agencies and other institutions; (iii) credits or allowances actually granted or given for rejection or return of such VIDAS Products previously sold; (iv) any tax, tariff, duty or other governmental charge (other than an income tax) levied on the sale, transportation or delivery of VIDAS Products and actually and finally borne by the seller thereof; and (v) any charge for freight or insurance actually and finally borne by the seller thereof.[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      [***]


      1.20 "OPTION TARGET" shall mean any of the Assay targets listed on Exhibit B hereto, to the extent any such target has been designated as such by BMX in accordance with Section 6.8 hereof.

      1.21 "PARTY" shall mean BMX or GP; "PARTIES" shall mean BMX and GP.

      1.22 "PROBE ASSAY" shall mean an Assay using a nucleic acid as a necessary and active reagent or which detects a set of nucleic acid sequences or a specific nucleic acid sequence, as a means of obtaining useful information relevant to the sample being assayed.

      1.23 "PRODUCT LIABILITY CLAIMS" shall have the meaning ascribed in Section 8.6(b).

      1.24 "REGULATORY APPROVAL" shall mean all approvals (including price and reimbursement approvals), licenses, registrations or authorizations of any country, federal, state or local regulatory agency, department, bureau or other government entity that are necessary for the use, storage, import, transport and/or sale of a VIDAS Product in a country or other political subdivision.

      1.25 "ROYALTY TERM" shall mean the period of time commencing on the First Commercial Sale of any VIDAS Product and ending upon the later of:

            (a) ten (10) years;

            (b) the date on which all of the Patents registered in the United States, Japan, France, Italy, or Germany and covering any portion of the GP RNA Technology and/or the GP TMA Technology used in the Product for which a royalty is to be computed have expired; and

            (c) the date on which all of the Patents registered in the country of sale (without considering the patents for GP RNA Technology and the GP TMA Technology), and used in the Product for which a royalty is to be computed, have expired.

      1.26 "SAMPLE COLLECTION KIT" shall have the meaning ascribed in Section 8.3(a).

      1.27 "THIRD PARTY" shall mean any person or entity other than BMX or GP or any of their Affiliates.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      1.28 "TRANSITION PERIOD" shall mean the period beginning on the Effective Date and ending December 30, 2000 (unless extended pursuant to the terms of this Agreement).

      1.29 "VIDAS AGREEMENT" shall mean that certain VIDAS License, Development and Cooperation Agreement by and between BMX and GP dated as of May 2, 1997.

      1.30 "VIDAS FIELD" shall mean:

               (a) the detection, identification, quantification, and/or susceptibility testing of agents causing human clinical infectious diseases, as present in the human body, solely for the purpose of diagnosis and medical care of the persons from whom the tested samples were taken;

               (b)    testing for sequences encoding [***];

               (c) testing for microorganisms in any and all materials associated with the production (including quality control) of foodstuffs or beverages (including water) intended for human or animal consumption;

               (d) testing for any analyte listed on Exhibit B and selected by BMX pursuant to Section 6.8, as present in a clinical sample from the human body, solely for the purpose of diagnosis and medical care of the person from whom the tested sample was taken.

The VIDAS Field specifically does not include testing for infectious agents in blood and blood products intended for transfusion, or the testing for infectious agents in blood in connection with organ transplants, or the testing of specimens from non-human animals or environmental sources except as specifically provided above, even if such testing is for the purpose of detecting or identifying organisms which are associated with infectious diseases in man.

    1.31 "VIDAS INSTRUMENTATION" shall mean, collectively, the BMX instrument system currently known as the "VIDAS" system and the BMX instrument system currently known as the "mini-VIDAS" system, as such systems existed on the date of the VIDAS Agreement and as hereafter modified or supplemented by additional instrumentation or devices as required to accommodate VIDAS Products, each of which modified and/or supplemented systems shall consist of instrumentation which is generally sold for processing and interpreting both Probe Assays and immunoassays (excluding, in any event, all VIDAS Products to be run on such instrumentation); provided, however, that such term may include a Probe Assay-only VIDAS system that BMX may elect to develop at its expense, and provided, further, such modified and/or supplemented Probe Assay-only instrumentation system shall:

            (a) [***];

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

            (b) use as its test format (i) a multi-well plastic cassette (currently referred to as a "VIDAS strip") which contains pre-dispensed reagents, tests for analytes and controls which is manually loaded into and resident in individual incubation and processing slots, and (ii) a pipette tip (currently referred to as an "SPR") containing immobilized capture ligands; and

            (c) accommodate, on any single unit capable of stand-alone operation of such modified and/or supplemented instrument system, no more than [***] test cassettes at one time.

      1.32 "VIDAS PRODUCTS" shall mean the following Probe Assays, in each case made, used, or sold under the license granted by GP in this Agreement and solely and exclusively for use on VIDAS Instrumentation:

               (a) "VIDAS INITIAL PRODUCTS", which shall mean, collectively, Probe Assays for the detection of [***], Probe Assays for the detection of [***], Probe Assays for the detection of [***], and Probe Assays for the detection of [***];

               (b) "VIDAS QHIV PRODUCT", which shall mean the Probe Assay for the [***] detection of human immunodeficiency virus which has been the subject of [***]. IF BMX elects to develop an alternative QHIV probe assay for the VIDAS Instrumentation and a new regulatory submission is required for such assay, then (i) if BMX ceases to market the original VIDAS QHIV Product and markets only the alternative QHIV probe assay, such alternative QHIV probe assay shall thereafter be prospectively considered to be the VIDAS QHIV Product for purposes of this Agreement, but (ii) if BMX continues to market the original VIDAS QHIV Product and also markets the alternative QHIV probe assay, such alternative QHIV probe assay shall be considered to be a VIDAS Future Infectious Disease Product for purposes of this Agreement.

               (c) "VIDAS HLA PRODUCT", which shall mean Probe Assays for the detection and quantification of sequences encoding [***];

               (d) "VIDAS FOOD TESTING PRODUCTS", which shall mean Probe Assays for the detection of microorganisms in any and all materials associated with the production (including quality control) of foodstuffs or beverages (including water) intended for human or animal consumption;

               (e) "VIDAS FUTURE INFECTIOUS DISEASE PRODUCTS", which shall mean Probe Assays, other than the VIDAS Initial Products and VIDAS QHIV Product, for detection, identification, quantification of, and/or susceptibility testing for agents causing human clinical infectious diseases, as present in the human body, solely for the purpose of diagnosis and medical care of the persons from whom the tested samples were taken;

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

            (f) "VIDAS OTHER FUTURE PRODUCTS", which shall mean any Probe Assays which are directed at one or more Option Targets selected by BMX pursuant to Section 6.8 hereof.

2. TERMINATION OF PRIOR RELATIONSHIP

      It is the Parties' intention by the adoption of this Agreement to prospectively terminate, as of the Effective Date, the collaborative relationship established by the VIDAS Agreement and to substitute in its place the new relationship provided for in this Agreement. The VIDAS Agreement shall not apply to the activities of the Parties occurring after the Effective Date, except as specifically stated in this Agreement, and the terms of this Agreement shall prospectively supersede the terms of all prior related understandings and agreements between the parties (including, without limitation, the VIDAS Agreement) as of the Effective Date, except where the terms of such prior related understandings or agreements are expressly and specifically incorporated by reference into this Agreement. For the avoidance of doubt, and notwithstanding any other provision of this Agreement, nothing contained herein shall negate or diminish any obligation of a Party to preserve the confidentiality of any confidential information obtained by that Party from the other Party pursuant to a prior agreement between the Parties.

      2.1 TERMINATION OF VIDAS DEVELOPMENT PROGRAMS. The joint development programs described in Article II of the VIDAS Agreement are hereby terminated, except to the extent specifically set forth herein.

      2.2 TERMINATION OF VIDAS FUNDING OBLIGATIONS. The funding obligations described in Article III of the VIDAS Agreement are hereby terminated, except to the extent specifically set forth herein.

3. RIGHTS, LICENSES, AND RESTRICTIONS

      3.1 LICENSE GRANTS BY GP. Subject to the terms and conditions of this Agreement, GP hereby grants to BMX a non-exclusive, non-transferable (except to Affiliates), royalty-bearing (as set forth in Article 4) worldwide license in the VIDAS Field to use the GP Technology solely to develop, make and have made, use, sell, offer for sale, have sold and import the VIDAS Products, solely and exclusively for use on the VIDAS Instrumentation.

      3.2 LICENSE GRANTS BY BMX. BMX hereby grants to GP a non-exclusive, non-transferable, fully-paid license under the BMX Technology to the extent necessary or appropriate to permit GP to perform its limited obligations pursuant to Article 6 ("Product Development Transition").

      3.3 BMX RIGHTS IN GP MAGNETIC SEPARATION DEVICE. GP agrees that BMX shall have the right to purchase from GP, for use with VIDAS Instrumentation, the magnetic separation device used for target capture that has been developed by GP prior to the date of this Agreement and disposable supplies used with such magnetic separation device. The purchase price to be paid by BMX to GP for each magnetic separation device shall be [***]. Additionally, GP agrees that BMX shall have the right to contract directly with the manufacturers of the magnetic separation device or associated disposables with respect to the possible development of an alternative magnetic separation device or disposables. Nothing contained herein shall require GP to consent to the disclosure by any such manufacturer of any GP Confidential Information to BMX.

      3.4 DISCLOSURE OF TECHNOLOGY. Subject to the confidentiality requirements of Article 12 and the express limitations of Article 8, promptly following the Effective Date and from time to time as necessary, GP shall disclose to BMX such GP Technology as is licensed to BMX hereunder and GP shall promptly provide to BMX all information resulting from GP's work in the collaboration under the VIDAS Agreement that may be necessary or useful for BMX to carry on the development, manufacture, and sale of the VIDAS Products. Subject to the confidentiality requirements of Article 12, promptly following the Effective Date and from time to time as necessary, BMX shall disclose to GP such BMX Technology as is licensed to GP hereunder. For the avoidance of doubt, nothing contained in this Section 3.4 shall be construed to require GP to disclose to BMX GP's hybridization protection assay ("HPA") and/or acridinium ester labeling technologies.

      3.5 PATENT MARKING. BMX agrees that it will duly mark all VIDAS Products made, used, offered for sale, sold, or imported under the terms of this Agreement with the patent number or numbers of any applicable GP Patents practiced thereby, in a manner reasonably intended to comply with the requirements for providing constructive notice under applicable patent laws.

      3.6 NO OTHER TECHNOLOGY RIGHTS. Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party, as a result of this Agreement, obtain any ownership interest or other right in any discovery, invention or other technology, data or information (or any patent, copyright, trademark, or other intellectual property rights

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

therein) of the other Party, including items that may be transferred by the other Party to such Party at any time pursuant to this Agreement. Except as expressly provided in this Agreement, neither Party shall be under any obligation to grant to the other Party any rights in any patent, copyright, trademark, or other intellectual property nor under any restriction with respect thereto; provided, however, that if use of any GP trademark is required for sale of any VIDAS Product by reason of the inclusion in such Product of any GP Technology or component, the same shall be authorized by GP.

      3.7 LIMITATION ON REVERSE ENGINEERING. Nothing in this Agreement shall be interpreted as giving a Party the right to analyze, dissect, or disassemble any instrument, reagent, component, object, software or other property of the other Party provided under the terms of this Agreement, and which is not properly available from other sources which have the right to transfer such property and authorize such activity, in order to circumvent the need for a license of the technology reflected therein. The licenses granted hereunder do not include a license for research and development activities which are intended to identify means by which the need for the license can be avoided.

      3.8 NO RESTRICTION ON COLLABORATION WITH THIRD PARTIES. Neither BMX nor GP shall be restricted from entering into any collaboration with any Third Party in the Field or outside the Field (or any portion thereof). Nothing contained in this Section shall independently permit assignment of any rights and/or obligations of this Agreement by any Party in connection with any collaboration.

      3.9 RESERVATION OF RIGHTS TO GP TECHNOLOGY. Except for the licenses expressly granted by GP to BMX under section 3.1, no right, title, or interest in or to the GP Technology shall pass from GP to BMX under this Agreement or otherwise vest in or become the property of BMX. GP shall retain the unrestricted right to use and/or license for use the GP Technology for any purpose whatsoever, inside or outside the VIDAS Field.

      3.10 RESERVATION OF RIGHTS TO BMX TECHNOLOGY. Except for the licenses expressly granted by BMX to GP under section 3.2, no right, title, or interest in or to the GP Technology shall pass from BMX to GP under this Agreement or otherwise vest in or become the property of GP. BMX shall retain the unrestricted right to use and/or license for use the BMX Technology for any purpose whatsoever, inside or outside the VIDAS Field.

      3.11 RECOGNITION OF STANFORD AND ORGANON TEKNIKA AGREEMENTS. The rights granted to BMX by GP hereunder are subject to the following:

            (a) Stanford Agreement. The patent rights designated as "Selective Amplification", U.S. Patent No. 5,537,990 are sublicensed to BMX by GP under the terms of a co-exclusive license agreement (the "Stanford Agreement") effective April 27, 1997 between Gen-Probe and The Board of Trustees of the Leland Stanford Junior University, Palo Alto, California ("Stanford"). Under the terms of the Stanford Agreement, certain provisions as set forth in Schedule H, attached hereto, are incorporated into this Agreement by reference.

            (b) Teknika Agreement. GP is a party to a non-assertion agreement effective February 7, 1997 (the "Teknika Agreement") with Organon Teknika B.V., having a place of business at Boseind 15, 5281 RM Boxtel, The Netherlands ("Teknika"), which agreement grants certain rights and imposes certain conditions with respect to the transcription-based amplification patent rights owned or licensed by GP. BMX agrees, at the request of Teknika, to permit and to cooperate fully with an annual review of its manufacturing records (and such other records as may be required) by an impartial, technically qualified third party to verify compliance with the provisions of Section 3.3 of the Teknika Agreement. Selection of such third party shall be subject to the approval of BMX, such approval to be not unreasonably withheld. The results of such a review as provided to Teknika will consist solely of a finding of compliance or non-compliance. The cost of such review shall be born by Teknika and shall not be unreasonably burdensome for BMX.

      (c) CONTINUATION OF RIGHTS. In the event the Stanford Agreement or Teknika Agreement is terminated for any reason, the rights under such agreements which are granted by GP to BMX under this Agreement, as applicable, may be continued with Stanford and/or Teknika, as applicable, provided that certain conditions precedent, as set forth in Exhibit H, shall have been fulfilled.

4. FEES AND PAYMENTS

      4.1 EARNED ROYALTIES. In exchange for the rights granted BMX by this Agreement, BMX agrees to make the following earned royalty payments to GP:

            (a) VIDAS INITIAL PRODUCTS -- UNITED STATES, CANADA, AND JAPAN. BMX shall pay to GP a royalty on annual Net Sales of Initial VIDAS Products in the United States, Canada, and Japan as follows:

                  (i) [***] of annual Net Sales for that portion of such Net Sales that is less than or equal to [***];

                  (ii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***];

                  (iii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***]; and

                  (iv) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***].

            (b) VIDAS QHIV PRODUCT -- UNITED STATES, CANADA, AND JAPAN. BMX shall pay to GP a royalty on annual Net Sales of VIDAS QHIV Products in the United States, Canada, and Japan as follows:

                  (i) [***] of annual Net Sales for that portion of such Net Sales that is less than or equal to [***];

                  (ii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***];

                  (iii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***];

                  (iv) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***]; and

                  (v) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***].

            (c) VIDAS INITIAL PRODUCTS AND VIDAS QHIV PRODUCT -- REST OF THE WORLD. BMX shall pay to GP a royalty on annual Net Sales of Initial VIDAS Products in all countries other than the United States, Canada, and Japan as follows:

      *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (i) [***] of annual Net Sales for that portion of such Net Sales that is less than or equal to [***];

                  (ii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***];

                  (iii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***];

                  (iv) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***]; and

                  (v) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***].

            (d) VIDAS FOOD TESTING PRODUCTS - WORLDWIDE. BMX shall pay to GP a royalty on worldwide annual Net Sales of VIDAS Food Testing Products as follows:

                  (i) [***] of annual Net Sales for that portion of such Net Sales that is less than or equal to [***];

                  (ii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***];

                  (iii) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***] and less than or equal to [***]; and

                  (iv) [***] of annual Net Sales for that portion of such Net Sales that is in excess of [***].

            (e) VIDAS HLA PRODUCTS, VIDAS FUTURE INFECTIOUS DISEASE PRODUCTS, AND VIDAS OTHER FUTURE PRODUCTS - WORLDWIDE. BMX shall pay to GP a royalty of [***] on worldwide annual Net Sales of VIDAS HLA Products, VIDAS Future Infectious Disease Products, and VIDAS Other Future Products.

            (f) ROYALTY TERM. Earned Royalties for sales of any VIDAS Product in a given country shall be paid for a period equal to the Royalty Term for such product in such country.

      *** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      4.2 MINIMUM ANNUAL ROYALTIES. Beginning January 1, 2002, BMX shall pay to GP a minimum annual royalty as follows:

2002 .............................................................   [***]

2003 .............................................................   [***]

2004 through 2010 ................................................   [***]

The minimum annual royalty for each year shall accrue as of January 1 in that year. To the extent that earned royalties paid for such year are not equal to or more than the minimum royalty for that year, then at the time of BMX's report and payment for the fourth Calendar Quarter BMX shall pay to GP the amount necessary to make the total royalty payments equal the minimum annual royalty. If BMX terminates this Agreement pursuant to and in accordance with Section 13.2, BMX shall not have any obligation or liability with respect to any minimum annual royalty which had not accrued as of the termination date. Each minimum annual royalty shall be creditable against earned royalties that accrue under this Agreement in any calendar year before 2011.

      4.3 THIRD PARTY ROYALTIES. BMX shall be solely responsible for payment of all royalties due to Third Parties from either GP or BMX in connection with the development, manufacture, use or sale of VIDAS Products; provided, however, as follows:

            (a) VIDAS QHIV PRODUCT -- UNITED STATES, CANADA, AND JAPAN. In the event that BMX is required to obtain a license from a Third Party in respect of any patents that are necessary to develop, make, have made, use, sell, have sold or import VIDAS QHIV Products in the United States, Canada, or Japan, then BMX may reduce the royalty otherwise owing on Net Sales of such product in such country by [***] of the royalty payments made under such Third Party license up to a maximum reduction of [***] of Net Sales of such VIDAS QHIV Product in such country; and provided, further, that the effective royalty rate payable under the applicable provision of this Agreement during any quarter shall not be reduced to less than [***] of Net Sales in such country.

            (b) VIDAS INITIAL PRODUCTS AND VIDAS QHIV PRODUCT -- REST OF THE WORLD. In the event that BMX is required to obtain a license from a Third Party in respect of any patents covering intellectual property (patents or proprietary rights) that is necessary to develop, make, have made, use, sell, have sold or import either VIDAS Initial Products or VIDAS QHIV Products in any country other than the United States, Canada, or Japan, then BMX may reduce the royalty otherwise owing on Net Sales of such product in such country by [***] of the royalty payments made under such Third Party license up to a maximum reduction of [***] of Net Sales of such VIDAS Initial Products or VIDAS QHIV Product, as applicable, in such country; and provided, further, that the effective royalty rate payable under the applicable provision of this Agreement during any quarter shall not be reduced to less than [***] of Net Sales in such country.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

            (c) Collins Patent Royalties - In the event that BMX is required to obtain a license to United States Patents No. 5,780,224 or No. 5,750,338, foreign counterparts thereto, or other patents and applications claiming priority therefrom, in order to develop, make, have made, use, sell, have sold or import a VIDAS Product in any country, then in addition to the royalty reductions provided above, BMX may reduce the royalty otherwise owing on Net Sales of such product in such country by [***] of any running royalty payments made under such license, up to [***] of Net Sales of such VIDAS Product in such country; provided that

                  (i) The effective royalty rate payable under the applicable provision of this Agreement during any quarter in any country as to any VIDAS Product referred to in subparagraphs 4.1(b) though 4.1(d) above shall not be reduced to less than the minimum royalty rate set forth for such product in such subparagraphs, except that in the case of sales of the VIDAS QHIV Product in the United States, Canada, and Japan only, the effective royalty shall not be reduced to less than [***]

                  (ii) In the case of sales of any VIDAS Initial Product in the United States, Canada, and/or Japan only, BMX may reduce the royalty otherwise owing on Net Sales of any such product by the entire amount of any running royalty payments made under such Collins Patent License for such country, up to a maximum reduction of [***] of Net Sales of such VIDAS Initial Product in such country; provided that the effective royalty shall not be reduced to less than [***].

      4.4 COMPLETION OF ROYALTY TERM. Upon the conclusion of the Royalty Term, BMX's licenses hereunder shall be deemed to be fully paid-up.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5. PAYMENTS; RECORDS; AUDITS

      5.1 PAYMENTS; REPORTS. Royalty payments and reports for the sale of VIDAS Products shall be calculated and reported for each Calendar Quarter by each of BMX and its Affiliates. All royalty payments due to a Party under this Agreement shall be paid within sixty (60) days of the end of each Calendar Quarter, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of Net Sales of VIDAS Products, on a country-by-country basis, showing for each country the breakdown among BMX and its Affiliates, in sufficient detail to permit confirmation of the accuracy of the royalty payment made, including, without limitation, the number of VIDAS Products sold, the gross sales and Net Sales of VIDAS Products, the amount of each category of deduction from Net Sales specified in the definition thereof in Article 1, the royalties, in U.S. dollars, payable, the method used to calculate the royalty and the exchange rates used. The report provided pursuant to this paragraph shall be treated as Confidential Information under this Agreement and shall only be used or made available to GP employees for purposes of verifying that proper Royalty payments have been made by BMX.

      5.2 EXCHANGE RATE; MANNER AND PLACE OF PAYMENT. All payments hereunder shall be payable in U.S. dollars. With respect to each Calendar Quarter, for countries other than the United States, royalties shall first be calculated in the currency of the country in which such royalties are earned and whenever conversion of payments from any foreign currency shall be required, such conversion shall be made in accordance with the internal, accounting principles and practices of BMX and its applicable Affiliates as of the Effective Date, as described in Exhibit C hereto. All payments due from BMX hereunder shall be made by wire transfer of immediately available funds in U.S. Dollars to such bank account in the United States as GP may from time to time designate.

      5.3 RECORDS AND AUDITS. BMX shall keep, and shall cause its Affiliates to keep, for a period of not less than three (3) years after each Calendar Year, complete, true and accurate books of account and other records containing all information and data which may be necessary to ascertain and verify the amount of royalties payable hereunder for such Calendar Year. During the Term of this Agreement and for a period of three (3) years thereafter, GP shall have the right from time to time (not to exceed twice during each Calendar Year) to inspect, in confidence, and audit all such books and records of BMX. At its option and expense, GP shall have the right to cause its independent public accountants to conduct such review and audit. If any such audit results in a determination that royalties payable for any Calendar Year have been underpaid by five percent (5%) or more, BMX shall bear all costs of the inspection. In any event, any royalty payment underpayment shall be paid within thirty (30) days after the discovery of such underpayment, and, during the period from the original date on which such amount should have been paid hereunder until the date paid, shall bear interest at an annual rate of two percentage points above the prime rate from time to time quoted by Bank of America at its principal office in San Francisco, California, with changes in such prime rate to be effective as of the date of each such change.

      5.4 WITHHOLDING OF TAXES. Any and all taxes imposed or levied on account of royalties and revenue participation payments payable under this Agreement which are required to be withheld by BMX or its Affiliates shall be withheld by BMX and its Affiliates, as the case may be, and shall be paid to the proper taxing authority. Proof of payment reasonably satisfactory to GP shall be secured by BMX and submitted to GP as evidence of such payment. Such taxes shall be deducted from the royalty or revenue participation payment amounts that would otherwise be payable by BMX and its Affiliates hereunder.

      5.5 NO ROYALTIES PAYABLE BY GP. All of the rights and licenses granted by BMX to GP under this Agreement are royalty free, and nothing contained in this Agreement obligates, or shall be deemed to obligate, GP to make any royalty payments to BMX.

6. PRODUCT DEVELOPMENT

      Pursuant to the VIDAS Agreement, and prior to the Effective Date of this Agreement, the Parties have been involved in collaborative efforts to jointly develop assays for the VIDAS Instrumentation. Such collaborative efforts shall be terminated in accordance with the following provisions:

      6.1 DEVELOPMENT TRANSITION. The Parties shall cooperate in the Development Transition described herein and in the transfer of any information and Know-How necessary for BMX to assume the development of the VIDAS Products. The parties have agreed upon a work plan which will provide for the transition of product development activities (hereafter the "Development Transition") from GP to BMX. It is the Parties' intent that the Development Transition work plan, a copy of which is attached as Exhibit D and incorporated herein by reference, shall provide for the transfer from GP to BMX of any knowledge, records, procedures, work instructions, formulations, and Know-How, necessary for the development of the VIDAS Products or in carrying out the tasks as previously performed by GP under the working relationship established between BMX and GP under the VIDAS Agreement. Know-How and other information regarding such activities disclosed by GP to BMX pursuant hereto may be used only in accordance with the rights granted under this Agreement. It is the Parties' intent that the Development Transition work plan shall also provide for the reasonable availability of GP personnel and support by GP in the event needed to ensure compliance with regulatory requirements or the orderly transfer of any development work to BMX, to the extent that such support can only reasonably be provided by Gen-Probe within the time-frame contemplated in the Development Transition work plan. Except as otherwise stated herein, it is the Parties' intent that GP's obligations in connection with the Development Transition shall terminate as of December 30, 2000 and the work plan shall reflect such termination date. Neither GP nor BMX shall have any responsibility with respect to the development of the VIDAS Products except as set forth in this Agreement and in the Development Transition work plan. GP shall be compensated by BMX for GP's activities during the Development Transition pursuant to the work plan, as set forth in Section 6.3, below.

      6.2 COORDINATION OF DEVELOPMENT TRANSITION. The BMX-GP representatives referred to under the VIDAS Agreement as the VIDAS Committee will serve to coordinate the execution of the Development Transition work plan (and any mutually-agreed modifications thereof). Both parties shall use commercially reasonable and diligent efforts to perform their respective responsibilities under the Development Transition work plan and this section and shall make reasonably available any key personnel identified in the Development Transition work plan to perform the work contemplated therein. During the Transition Period, either Party shall have the right to propose modifications to the Development Transition work plan by providing the other Party with a revised work plan. The proposed modified work plan shall be subject to the other Party's written approval. Within fifteen (15) days following the other Party's receipt of any proposed modified work plan hereunder, that other Party shall either (i) indicate its acceptance of the terms of such work plan by countersigning such work plan and returning it to the proposing Party or (ii) communicate to the proposing Party in writing any good faith objections to the terms of such Work Plan, in which case the Parties shall discuss in good faith appropriate revisions to the work plan. Consent to a proposed modification of a work plan shall not be withheld if that modification is consistent with the original intent of this Agreement as stated in Section 6.1. Except as set forth in the preceding sentence, nothing contained in this Section 6.2 shall impose any obligation on either party to agree to any modification of the initial Development Transition work plan. Upon execution by both Parties, a modified work plan shall be deemed incorporated into and become a part of this Agreement.

      6.3 COMPENSATION OF GP. GP shall commit the number(s) of appropriately qualified FTEs to the performance of GP's responsibilities under the Development Transition work plan. In return for the obligations of GP pursuant to the VIDAS Agreement and/or the Development Transition, GP shall be compensated for any and all work performed by GP after December 31, 1999 at the rate of [***] per FTE.

      6.4 REPORTS. GP shall provide BMX with monthly written reports during the Transition Period presenting a meaningful summary of GP's progress under the Development Transition work plan. In addition, on reasonable request by BMX, GP will make presentations of its activities under the Development Transition work plan to inform BMX of the details of the work done under this Agreement. Know-How and other information regarding such activities disclosed by GP to BMX pursuant hereto may be used only in accordance with the rights granted under this Agreement. GP will also make available to BMX such information of materials concerning the VIDAS Products as may be reasonably requested by BMX for use in seeking FDA and other regulatory approval of the VIDAS Products, or to otherwise comply with regulatory requirements and such obligation shall survive the termination of the Development Transition.

      6.5 VIDAS INITIAL PRODUCTS. After the Effective Date of this Agreement, GP and BMX shall cooperate in the conclusion of development work for the VIDAS Initial Products according to the Development Transition work plan and shall also participate in product development as follows:

            (a) GP shall be responsible for the costs of clinical trials for VIDAS Initial Products only as set forth below:

                  (i) GP shall be responsible for [***] of any Clinical Trial Costs for the VIDAS Probe CT and VIDAS Probe GC products; provided, however, that in no case shall GP's liability hereunder exceed [***], total, for both assays.

                  (ii) GP shall be responsible for [***] of any Clinical Trial Costs for the VIDAS CT/GC Screen product ; provided, however, that in no case shall GP's liability hereunder exceed [***].

                  (iii) GP shall be responsible for [***] of any Clinical Trial Costs for the VIDAS Probe MTB product; provided, however, that in no case shall GP's liability hereunder exceed [***].

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (iv) BMX shall invoice GP for Clinical Trial Costs on a quarterly basis within thirty (30) days of the end of the Calendar Quarter in which such Clinical Trial Costs were incurred. Each such invoice shall itemize Clinical Trials Costs in sufficient detail to inform GP of the nature of such costs. Payment shall be made by GP within thirty (30) days of its receipt of each invoice.

                  (v) BMX shall be responsible for overseeing the conduct of all clinical trials contemplated by this Section. BMX shall provide GP with quarterly written reports describing in reasonable detail the progress and results of each such trial and shall promptly respond to GP's reasonable oral or written requests for additional information regarding such clinical trials.

                  (vi) BMX shall keep, and shall cause its Affiliates to keep, for a period of not less than three (3) years after the end of any clinical trial, complete, true and accurate books of account and other records containing all information and data which may be necessary to ascertain and verify the amount of Clinical Trial Costs payable hereunder. GP shall have the right from time to time (not to exceed twice during each Calendar Year) to inspect, in confidence, and audit all such books and records of BMX. In the event GP has overpaid any Clinical Trial Costs, BMX shall refund to GP any Clinical Trial Cost overpayment within thirty (30) days after the discovery of such overpayment.

                  (vii) GP and BMX shall have equal access rights to data and information obtained from or in connection with the clinical trials referred to above. GP and BMX acknowledge the other Party's interest in publishing, in oral or written form, information obtained from or in connection with such clinical trials. Each Party also recognizes the other Party's interest in preserving the confidentiality of certain information. Therefore, each party's right to publish information obtained from or in connection with such clinical trials shall be governed by Section 12.3(b). Nothing contained herein shall limit BMX's sole right to control the submissions to regulatory authorities for the purpose of seeking approval of the VIDAS Products.

            (b) BMX shall use reasonable commercial efforts to complete development (including seeking regulatory approval) of the VIDAS Probe CT for the detection of Chlamydia trachomatis, the VIDAS Probe GC for the detection of Neisseria gonorrhoeae, and the VIDAS Probe MTB for the detection of Mycobacterium tuberculosis. In the event circumstances not contemplated in the Development Transition work plan arise, GP shall use Commercially Reasonable Efforts to assist BMX in completing development (including filings for regulatory approval) of such VIDAS Products and GP shall be compensated by BMX for any such efforts pursuant to Section 6.3, above.

      6.6 VIDAS QHIV PRODUCT. After the Effective Date of this Agreement, GP shall cooperate with BMX in the transfer of development work for the VIDAS QHIV Product according to the Development Transition work plan. GP shall not any have responsibility or obligation in connection with the development of such products except as set forth in the Development Transition work plan; provided, however, that GP shall also be obligated to provide generic KBCs pursuant to section 6.11 for use in the development of such Products. GP shall not be obligated to develop or provide any assay-specific KBC's for the VIDAS QHIV Product. Upon request by BMX, GP shall use Commercially Reasonable Efforts to support BMX in seeking regulatory approval for the VIDAS QHIV Product, to the extent that such support can only reasonably be provided by GP (by way of example, and not by way of limitation, by providing access to design history files reasonably related, directly or indirectly, to the VIDAS QHIV Product), and GP shall be compensated by BMX for any such efforts pursuant to Section 6.3, above.

      6.7 VIDAS HLA PRODUCT, VIDAS FOOD TESTING PRODUCTS, AND VIDAS FUTURE INFECTIOUS DISEASE PRODUCTS. After the Effective Date of this Agreement, GP shall not have any responsibility or obligation in connection with the development of the VIDAS HLA Product, VIDAS Food Testing Products, or VIDAS Future Infectious Disease Products except as set forth in the Development Transition work plan; provided, however, that GP shall be obligated solely to provide generic KBCs pursuant to section 6.11 for use in the development of such Products. GP shall not be obligated to develop or provide any assay-specific KBC's.

      6.8 VIDAS OTHER FUTURE PRODUCTS. BMX shall have the right to designate not more than five (5) of the Assay targets set forth on Exhibit B attached hereto as Option Targets hereunder for the development of VIDAS Other Future Products in the VIDAS Field for use on VIDAS Instrumentation. BMX shall exercise its right to designate Option Target(s) by providing GP (consistent with the license granted pursuant to Article 2 above) with written notice of such designation(s). All development work for such VIDAS Future Products shall be the sole responsibility of BMX. GP shall not any have responsibility or obligation in connection with the development of such Products except as expressly set forth in the Development Transition work plan.

            (a) BMX shall exercise its right to designate VIDAS Other Future Products by selecting at least one VIDAS Other Future Product from the list of Option Targets during each Calendar Year beginning in 2001. If BMX fails to designate at least one VIDAS Other Future Product from the list of Option Targets by December 31 of any given Calendar Year, then GP shall have the right to strike one Option Target, from the list of those Option Targets remaining available for subsequent Calendar Years.

            (b) BMX's rights as to any VIDAS Other Future Product designated by BMX will expire one year after the date of BMX's selection of that VIDAS Other Future Product, unless BMX has by that date initiated development of that VIDAS Other Future Product, as evidenced by BMX having incurred financially-material costs for such development.

            (c) BMX's rights as to any particular VIDAS Other Future Product designated by BMX from the list of Option Targets will expire five years after the date of BMX's selection of that VIDAS Other Future Product, unless (i) the First Commercial Sale of such VIDAS Other Future Product occurs within such five year period or (ii) BMX demonstrates that it has consistently exercised reasonable diligence in connection with the development and commercial sale of such VIDAS Other Future Product, in which event the period pursuant to the preceding clause (i) shall be extended, once only, for an additional two years.

      6.9 ADDITIONAL VIDAS PROBE ASSAYS. BMX shall have the right to propose the development of additional VIDAS Probe Assays (in addition to the VIDAS Products as defined herein) and the extension of the licenses granted herein for such assays. Thereafter the Parties shall commence discussions about the BMX proposal, but Gen- Probe shall not have a binding obligation to grant any licenses to BMX for additional VIDAS Probe Assays.

      6.10 DEVELOPMENT TRANSITION PERIOD. The Development Transition shall be deemed to have commenced as of January 1, 2000 and shall be completed by December 30, 2000 (the "Transition Period") . If GP has failed, solely due to its own fault, to accomplish any action required by the initial work plan referred to above, the Transition Period shall be extended until such action has been accomplished by GP. After the Transition Period, all development work for the VIDAS Products shall be the sole responsibility of BMX (except for the financial obligations of GP with respect to the clinical trials described in
Section 6.5(a)). After the termination of the Transition Period and until December 31, 2001, BMX may request that GP perform additional work in connection with the development of the VIDAS Products, which work shall be limited in scope to specific "troubleshooting"-type assignments. GP will promptly thereafter inform BMX whether it has resources reasonably available for the proposed work and, if so, GP will provide a quote for the charges which would be incurred by BMX (which shall not be limited to the FTE charges otherwise set forth in this Article.)

      6.11 MILESTONE PAYMENT UPON COMPLETION OF DEVELOPMENT TRANSITION PERIOD. Upon the completion of the Development Transition in accordance with the operative mutually-agree work plan, BMX shall make a milestone payment to GP. GP agrees to accept, as and for this milestone payment, a payment equal in amount to the sum paid to GP by BMX under the VIDAS Agreement and characterized thereunder as prepaid royalties. Therefore, upon the completion of the Development Transition in accordance with the operative mutually-agree work plan, all of BMX's right and interest in the prepaid royalties shall be waived, and BMX's prior payment to GP shall not be credited against any royalty payment due from BMX to GP on any VIDAS Product pursuant to this Agreement.

      6.12 SUPPLY OF KEY BIOCHEMISTRY COMPONENTS FOR DEVELOPMENT WORK. Pursuant to the provisions of Article 8, GP shall supply to BMX Key Biochemistry Components which are not product-specific (e.g., "generic") and which GP has developed prior to December 30, 2000, in order to facilitate BMX's development of the VIDAS Products.

7. INTELLECTUAL PROPERTY

      7.1 VIDAS AGREEMENT. The classification of any invention conceived prior to the Effective Date, and ownership thereof, shall be determined in accordance with the categories and other terms and provisions of the VIDAS Agreement. To the extent that any invention (including a Joint Collaboration Technology invention) is subject to the terms of the VIDAS Agreement and categorized thereunder, such invention shall become, as of the Effective Date, subject to the provisions of this Agreement. If any invention is ever categorized by the Parties as Joint Collaboration Technology under the VIDAS Agreement, that categorization shall always apply thereafter for purposes of the Parties' access to and use of and such technology under this Agreement, notwithstanding any subsequent change to such categorization for other purposes.

      7.2 OWNERSHIP OF INVENTIONS. Ownership of any inventions (whether or not patentable) that are first conceived after the Effective Date, including, without limitation, any improvements to BMX Technology or GP Technology, shall be determined in accordance with United States laws of inventorship (including, where applicable, laws concerning contractual modification of the standard rules of inventorship).

      7.3 DERIVATIVE INVENTIONS. The parties acknowledge and agree that, notwithstanding that only limited rights have been granted hereunder, certain new technology may be discovered, invented or created solely by BMX through BMX's use of the GP Technology within the uses and in the manner contemplated by this Agreement. The Parties also acknowledge and agree that, notwithstanding that only limited rights have been granted hereunder, certain new technology may be discovered, invented or created solely by GP through GP's use of the BMX Technology within the uses and in the manner contemplated by this Agreement. Any discovery or invention that is made by one Party as a result of access to the other Party's Confidential Information, or through the use of, the other Party's Technology as licensed under the VIDAS Agreement or this Agreement, and which is closely and fundamentally related to such other Party's Technology, shall be referred to herein as a "Derivative Invention". A Party which makes a Derivative Invention shall be referred to for purposes of this Section 7.2 as an "Inventing Party."

            (a) When an Inventing Party recognizes that it has made a Derivative Invention subject to this Section 7.3, it shall promptly disclose that fact to the other Party.

            (b) Any Derivative Invention shall be considered to be within the Technology of the Inventing Party and to be included within the license grants of the Inventing Party to the other Party under this Agreement.

            (c) The Inventing Party may use such Derivative Invention, together with the other Party's Technology licensed hereunder, for those uses and purposes which do not require any further license of the Technology of the other Party other than that granted herein (it being the agreement of the Parties that there are no implied license rights created by this Agreement).

            (d) Each Inventing Party agrees not to assert its rights in a Derivative Invention in such a manner as would block or diminish the other Party's rights to practice, independently of the Derivative Invention itself, the technology of such other Party directly related to the technology with which the Derivative Invention was made.

            (e) Upon request, the Inventing Party shall grant a nonexclusive license to the other Party to enable such other Party to make, use, sell, offer for sale, and import products which use or include the Derivative Invention. If a Derivative Invention is not separately patentable, or if the Derivative Invention does not have any substantial commercial use other than uses which would infringe the Technology of the other Party which is the subject of this Agreement, then the nonexclusive license to be granted hereunder shall be royalty-free. If a Derivative Invention is patentable and has a substantial commercial use which would not infringe the Technology of the other Party, then the nonexclusive license to be granted hereunder shall include commercially reasonable terms to be negotiated. The "commercially reasonable terms" referred to above shall give full recognition, in favor of the other Party, to the value of the Technology of such other Party with which the Derivative Invention was made. The commercially reasonable terms" shall also give full recognition, in favor of the Inventing Party, to the value of the inventive application of such Technology. Nothing contained herein shall require the Inventing Party to license to the other Party any technology other than the Derivative Invention itself.

      7.4 OWNERSHIP OF BMX TECHNOLOGY. Subject to the grant of intellectual property rights to GP under the licenses granted under Article 3, BMX shall own all rights to the BMX Technology. The filing, prosecution and maintenance of patent rights and other proprietary rights directed at the protection of all rights to the BMX Technology shall be the responsibility of, and at the discretion of, BMX.

      7.5 OWNERSHIP OF GP TECHNOLOGY. Subject to the grant of intellectual property rights to BMX under the licenses granted under Article 3, GP shall own all rights to the GP Technology. The filing, prosecution and maintenance of patent rights and other proprietary rights directed at the protection of all rights to the GP Technology shall be the responsibility of, and at the discretion of, GP.

      7.6 NO RESTRICTION ON USE OF TECHNOLOGY. Subject to the licenses granted under Article 3, neither BMX nor GP shall be restricted from using, or authorizing the use of, its own technology (including technology which constituted such Party's Core-Related Collaboration Technology or Collaboration Technology, or constituted Joint Collaboration Technology, under the VIDAS Agreement) whether in the Field or outside the Field (or any portion thereof). Without limiting the foregoing or any other provision of this Agreement, each Party hereby agrees that this Section supersedes Sections 4.9, 4.10 and 4.11(d) of each of the VIDAS Agreement in their entirety.

      7.7 PATENT PROSECUTION OF INVENTIONS.

            (a) SOLELY-OWNED INVENTIONS. Subject to the terms of the Invention Classification Agreement executed by the Parties concurrently with this Agreement, BMX shall be responsible for the filing, prosecution and maintenance of all patents claiming BMX Technology and all patent applications and patents covering any BMX Derivative Inventions at BMX's sole expense. Subject to the terms of the Invention Classification Agreement executed by the Parties concurrently with this Agreement, GP shall be responsible for the filing, prosecution and maintenance of all patents claiming GP Technology and all patent applications and patents covering any GP Derivative Inventions at GP's sole expense. The inventing Party shall keep the other Party informed of progress with regard to the filing, prosecution, maintenance, enforcement and defense of patents applications and patents claiming any Derivative Invention. No Party shall include any Confidential Information of the other Party in any patent application without the express written consent of the other Party.

            (b) JOINT INVENTIONS. Subject to the terms of the Invention Classification Agreement executed by the Parties concurrently with this Agreement, the Parties shall negotiate reasonably and in good faith with respect to preparing, filing and prosecuting any patent applications or other appropriate filings with respect any invention that is owned jointly by the Parties and maintaining any patents, copyrights or other similar rights issued thereon, using patent counsel reasonably acceptable to the other Party. The Parties may select one Party to be responsible for such activities with respect to any specific invention and may allocate between them the out-of-pocket expenses for patent preparation, filing, prosecution and maintenance. If the responsible Party with respect to any joint invention decides to abandon or not to pursue prosecution of any patent right which claims such joint invention, it shall give prior notice to other Party and permit the other Party, at its option and expense, to undertake such obligations. Each Party shall fully cooperate with the other Party in connection with any joint invention.

      8. INFRINGEMENT BY THIRD PARTIES.

            (a) Each Party shall notify the other of any suit which such Party proposes to commence with respect to any jointly-owned patent. The Party proposing to commence suit shall give the other Party reasonable advance notice of its intention to commence such suit, the reasons for commencing such suit and the evidence supporting its claims, and a reasonable opportunity to make comments and suggestions regarding the advisability of commencing such suit and the litigation strategies therefor. Subject to confidentiality requirements as may be reasonably necessary to maintain privilege or fulfill obligations imposed by Third Party agreements or court order, the Party bringing the suit shall keep the other Party promptly informed, and shall consult with the other Party on a periodic basis and provide the other Party with copies of all court filings made in such suit, including all pleadings and other assertions therein. The Party bringing suit shall select counsel reasonably acceptable to the other Party. Except as otherwise provided in this Agreement, the Party bringing suit shall pay all expenses of the suit, including without limitation attorneys' fees and court costs, and shall be entitled to all damages, royalties, awards, judgments, settlement amounts, costs or other payments recovered in such suit.

            (b) In the event a Party brings a suit relating to jointly-owned patents, the other Party, at its sole discretion, may elect within sixty
      (60) days after the commencement of such suit, to contribute a fixed percentage of up to fifty (50%) of the costs incurred by the suing Party in connection with such suit. In the event of any such election, all damages, royalties, awards, judgments, settlement amounts, costs or other payments recovered in such suit shall be shared by the Parties on a pro rata basis in accordance with their respective cost contributions.

            (c) In the event a Party brings a suit relating to jointly-owned patents and the other Party does not voluntarily elect to participate in such suit pursuant to subparagraph (b) above or otherwise, such other Party shall, upon request, reasonably cooperate with the Party bringing suit by providing any documents or information relevant to the suit. The Party bringing suit shall ensure that the confidential information of the other Party provided pursuant to this section shall be adequately protected and, upon request, shall reasonably compensate the other Party for its efforts in cooperating in the manner described herein.

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      7.9 INFRINGEMENT OF THIRD PARTY RIGHTS.

            (a) In the event that any Third Party makes a written claim or demand, or brings an action, suit or proceeding, against either Party (or any of its Affiliates), alleging infringement, unauthorized use or misappropriation of such Third Party's Technology or Confidential Information, arising out of, in connection with or relating to any VIDAS Products or any of the activities of the Parties directly related to this Agreement, such Party shall promptly notify the other Party in writing, and provide copies of all materials or papers received by or served on such Party from or by such Third Party. Each Party agrees to make available to the other Party, without charge, its advice and assessment with respect to the technical merits of any matter which is the subject of any such claim, demand, action, suit or proceeding.

            (b) It is the intention of the Parties that the Party against whom such action is brought shall assume the defense of such action; provided, however, that such Party shall keep the other Party reasonably informed of developments in such action. Notwithstanding the foregoing, if both Parties are named as defendants in such action, the Parties shall jointly assume the defense of such action. To the extent that GP incurs any costs or suffers any damages or awards in connection with any such action, BMX shall be obligated to contribute thereto to the extent provided in Section
      7.10 below.

            (c) Notwithstanding anything to the contrary in the foregoing, if any such action involves claims which in any way challenge or call into question the Technology of either Party, such Party shall have the right to review and approve all assertions regarding the construction, scope or validity of Patent claims included in the relevant Technology and in doing so shall act reasonably and in good faith in defense of such Technology. All such assertions shall be submitted to such Party for its review and approval before being presented by the other Party in any such action by way of pleading, oral argument or otherwise.

      7.10 BMX CONTRIBUTION OBLIGATIONS.

            (a) Subject to the amount limitations set forth in Section 7.10(b) below, BMX shall contribute to and reimburse GP, upon GP's request, for [***] of all costs and expenses, (such costs and expenses to include, without limitation, reasonable attorneys' fees and any reasonable lump sum cash amount paid by GP upon settlement of litigation prior to and in lieu of any verdict or award of damages (but not any verdict or award of damages nor any payment upon any compromise of any verdict or award nor any payments in kind or assumption of obligations upon settlement), incurred by GP in (i) defending against any pending or future claims, suits, actions, proceedings or arbitrations which in any way challenge or call into question the validity of any patent within the GP Core Technology (as defined in the VIDAS Agreement), (ii) enforcing rights in an action commenced under Section 7.8 or (iii) defending against claims under Section 7.9; provided, however, that BMX shall have the right to elect not to pay its share of the aforesaid costs and expenses for any Technology which is not then being used by BMX in the VIDAS Instrumentation or any VIDAS Product and which is not


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                                      -29-
      considered by BMX to be of material importance to BMX. If BMX makes the election set forth in the preceding sentence, it shall forthwith lose all license rights granted to it hereunder with respect to such Technology. The Parties agree that BMX's obligations under this paragraph (a) shall remain in force during all periods in which any GP Core Technology (as defined in the VIDAS Agreement) is being exploited by BMX or its Affiliates under the licenses granted hereby. The obligation of BMX to reimburse GP for its expenses hereunder shall be separate and distinct from, and cumulative to, any obligation of BMX under any other agreement (including the ANAIS Agreement and any amendment thereto). Notwithstanding any other provision of this Section 7.10(a), the obligation of BMX under the VIDAS Agreement, the ANAIS Agreement, and any amendments thereto, combined, in connection claims asserted against GP by Enzo Biochem, Inc. in the lawsuit entitled Enzo Biochem, Inc. v. Gen-Probe Incorporated, case no. 99 Civ. 4548 (AKH), United States District Court for the Southern District of New York, shall be [***] of all costs and expenses incurred by GP before or after the Effective Date. For the avoidance of doubt, Sections 7.10(b) through (e) shall apply to the reimbursement obligation for the Enzo litigation.


            (b) The maximum combined aggregate amount of any contribution and reimbursement paid by BMX to GP in any one Calendar Year under this
      Section 7.9 and the VIDAS Agreement, the ANAIS Agreement, and any amendment to the ANAIS Agreement, combined, shall not exceed [***] and the total maximum combined aggregate amount of all such reimbursements by BMX to GP under this Section 7.10 shall not exceed [***] (which maximum amount shall include all contributions previously made by BMX to GP under the VIDAS Agreement and ANAIS Agreement); provided, however, that GP shall have used under the VIDAS Agreement and shall use under this Agreement reasonable efforts to obtain similar reimbursement and contribution commitments in any other agreements licensing GP Technology and, to the extent that GP has been or is able in the future to obtain similar burden sharing from any other Party, then BMX's share and respective maximum will be reduced in proportion to the share and the respective maximum of the burden assumed by such other Party or Parties, in such manner that any such contributions actually required to be made by any such licensees of GP in any Calendar Year shall reduce BMX's obligation under this Section
      7.10 with respect to such Calendar Year on a dollar for dollar basis for such Calendar Year and shall reduce the total maximum aggregate amount of BMX's financial commitment under this Section 7.10 on a dollar for dollar basis during the Term of this Agreement. Any costs and expenses incurred by GP which are not subject to reimbursement by BMX in a particular year due to BMX having previously paid the annual limit of [***] for that year may be carried over into the following year by GP and reimbursement may be sought by GP in the following year (subject to the continuing annual and cumulative maximum limits); provided, however, that in no event shall any expense be carried over into any calendar year which begins more than one year after the termination of the litigation which gave rise to the expense.

            (c) In the event any damages, awards or other amounts are received by or awarded to GP in connection with any action or proceeding in which BMX has


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                                      -30-
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      contributed to GP's costs under this Section 7.10, BMX shall be entitled to receive a proportionate share thereof based upon the percentage of costs reimbursed by it in connection with such action.

            (d) Within sixty (60) days after the end of each Calendar Quarter, GP shall submit to BMX a statement of the contribution and reimbursement amount payable by BMX to GP under this Section 7.10 for such Calendar Quarter, with appropriate supporting documentation. Subject to reasonable requests for backup detail, BMX shall pay the contribution and reimbursement amount to GP within thirty (30) days after receiving such statement from BMX. Interest shall accrue and be payable on all amounts which are not timely paid at the prime rate referred to in Section 5.3 above.

            (e) With respect to any litigation subject to BMX's contribution obligation, BMX shall have the same rights to be informed by and consult with GP and to receive copies of all court filings as was provided in the VIDAS Agreement and BMX's contribution obligation hereunder shall be conditional on GP's fulfillment on a timely and ongoing basis of such future obligations hereunder.



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
8. MANUFACTURING AND SUPPLY OBLIGATIONS

      GP shall supply to BMX the Key Biochemistry Components ("KBCs") to be incorporated into VIDAS Products on the terms set forth below. Nothing contained in this Article 8 shall be deemed to constitute a requirements contract.

      8.1 KEY BIOCHEMISTRY COMPONENTS.

            (a) During the period from the Effective Date to January 1, 2003, or for any extended period pursuant to section 8.2(c), those KBCs to be incorporated into VIDAS Products which GP has developed prior to the Effective Date shall be manufactured by GP in accordance with terms of this Agreement, except as otherwise provided herein or agreed by the Parties. All Key Biochemistry Components manufactured by GP hereunder shall be transferred and sold to BMX in accordance with the standard GP purchase order form attached as Exhibit E hereto, subject to the warranties, exclusions and limitations set forth therein. GP's right and obligation to manufacture shall be limited to (1) those KBCs to be incorporated into the VIDAS Initial Products which GP has developed prior to December 30, 2000 and (2) those non-product specific (e.g., "generic") KBCs which GP has developed prior to December 30, 2000 and which are to be incorporated into, or used for development of, VIDAS Products.

            (b) All KBCs manufactured hereunder, other than those referred to in subparagraph (c) below, shall be sold to BMX at [***] of GP's Fully-Absorbed Manufacturing Cost, plus (i) an incremental amount (the "Margin") equal to [***] of GP's Fully Absorbed Manufacturing Cost and
      (ii) shipping, handling and related costs associated with the delivery of KBCs to BMX; provided, however, that in no case shall the Margin with respect to all KBC's in a product exceed a ceiling amount of [***] of the Net Sales price per unit of the VIDAS Product into which such KBCs are to be incorporated except that in no case shall the Margin be less than a floor amount of [***] of such Manufacturing Cost. Repayment of any excess payment to GP shall be offset from any royalty payments (with appropriate disclosure in the quarterly reports described in Section 5.1) or otherwise reimbursed to BMX in such manner as the Parties may agree.

            (c) All Key Biochemistry Components manufactured hereunder which BMX specifically designates for product development purposes (and which are in fact used for development purposes) shall be sold to BMX at [***] of GP's Fully-Absorbed Manufacturing Cost, plus (i) shipping, handling and related costs associated with the delivery of Key Biochemistry Components to BMX and (ii) an incremental amount (the "Margin") equal to [***] of GP's Fully Absorbed Manufacturing Cost, except that such Manufacturing Costs shall not include any costs which BMX has funded by paying GP's FTE cost pursuant to an approved work plan adopted in accordance with Article 8. Upon request by GP, BMX shall provide reasonable evidence that KBCs designated for product development purposes were used for such purposes.


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            (d) Attached hereto as Exhibit F are GP's estimates as of the
      Effective Date of GP's Fully-Absorbed Manufacturing Cost for the KBCs of each of the Initial VIDAS Products. GP shall use its best efforts to provide BMX with updated estimates of such Fully-Absorbed Manufacturing Cost on at least an annual basis. To the extent that GP incorporates efficiencies into the manufacturing of KBCs to be sold to BMX hereunder, GP agrees to pass on any concomitant cost savings to BMX.

            (e) GP shall keep, and shall cause its Affiliates to keep, for a period of not less than three (3) years after each Calendar Year, complete, true and accurate books of account and other records containing all information and data which may be necessary to ascertain and verify GP's Fully-Absorbed Manufacturing Cost of KBCs during such Calendar Year or any part thereof. During the Term of this Agreement and for a period of three (3) years thereafter, BMX shall have the right from time to time (not to exceed twice during each Calendar Year) to inspect, in confidence, and audit all such books and records of GP. GP shall refund to BMX any overpayment for KBCs within thirty (30) days after the discovery of such overpayment.

            (f) Not less than three (3) months prior to the First Commercial Sale of any VIDAS Product and, thereafter, not less than three (3) months prior to the commencement of each Calendar Year during which BMX reasonably anticipates that GP will manufacture KBCs pursuant to this Agreement, BMX shall provide GP with a reasonable forecast of its projected requirements for Key Biochemistry Components during the next Calendar Year, broken down by Calendar Quarter. BMX shall update such annual forecast, for a rolling twelve month period, as frequently as practicable but in any event not less frequently than quarterly. BMX shall submit written purchase orders to GP for Key Biochemistry Components at least sixty (60) days prior to the requested delivery date therefor, which shall be for not less than [***] of the most recent quarterly forecast. GP shall promptly confirm receipt of such purchase orders from BMX. If BMX submits orders during any Calendar Quarter which exceed BMX's most recent quarterly forecast for such quarter by more than [***], GP shall have the right to defer delivery of any such excess orders until the next Calendar Quarter. Subject to the foregoing and the remaining provisions of this
      Article 8, GP will produce and ship to BMX, and BMX shall purchase, all of such confirmed purchase order amounts.

            (g) GP shall invoice BMX for KBCs delivered under this section upon shipment of each order. Payment shall be made by BMX within thirty (30) days of its receipt of each invoice.

            (h) The Parties shall consult regularly as to the manner of performance hereunder and to assure reliability and continuity of KBCs. If at any time either Party is reasonably of the view that GP may not be able to meet future purchase orders from BMX, such Party shall notify the other Party in writing and the Parties shall in good faith cooperate and endeavor to make appropriate arrangements for a continuous and adequate supply of KBCs to BMX. In the event that GP becomes aware of any occurrences or developments that could reasonably be anticipated to

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                                      -33-
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      create problems or impediments to supply KBCs to BMX, or to interrupt supply of such KBCs, GP shall give BMX reasonable advance notice thereof and the Parties shall consult as to the resolution of the matter.

            (i) In the event that GP fails to supply BMX, for any reason other than an event of Force Majeure, with at least [***] of any KBC on the delivery date set forth in a confirmed purchase order pursuant to subsection (f) above for any three months in any nine-month period, or, after receipt of a valid purchase order GP fails to supply at least [***] of BMX's purchase order for any KBC within thirty days after the requested delivery date for such KBC, then BMX shall have the right, after consultation with Gen-Probe and at BMX's option, to either: (i) procure any such KBC from alternative sources or (ii) manufacture, or have manufactured, BMX's requirements for such KBC to be incorporated into the VIDAS Products. In the event BMX so elects to manufacture, GP use its best efforts to provide BMX with reasonable assistance to enable BMX to manufacture such KBC. Such assistance shall include, but not be limited to delivering to BMX any necessary records, procedures, work instructions, formulations, raw materials and personnel support to allow BMX to manufacture such KBC to be incorporated into the VIDAS Products. BMX's rights under this paragraph with respect to any failure by GP to supply BMX shall be BMX's sole and exclusive remedy.

            (j) GP shall promptly notify BMX in the event it is considering implementing any material changes to the KBC's or to their manufacturing processes and shall not undertake any such changes without BMX's prior written approval, which shall not be unreasonably withheld. GP shall provide BMX with any records and information that may be necessary in order for BMX to review any proposed change. In the event BMX reasonably withholds consent to any change proposed by GP, then GP shall continue to supply BMX with the KBC in question as originally specified, unless such supply is impossible or impracticable due to the unavailability of key raw materials or regulatory restrictions, in which case the Parties agree to make a good faith effort to implement a mutually satisfactory alternative (e.g. purchase of large stock of raw material or finished KBC). In the event GP implements a change to a KBC or its manufacturing processes with the approval of BMX, which change requires a regulatory submission, GP shall at the request of BMX continue to supply BMX with such original KBC until such time as BMX receives approval of the regulatory agency for such changed material.

            (k) Notwithstanding the foregoing, in the event BMX, due to a lot loss or other unforeseeable event, determines that it is suffering a shortage, or will suffer a shortage, of any KBC(s), BMX shall provide GP with written notice of such shortage together with a firm order for the amount of such KBC as BMX needs to eliminate the shortage. GP shall upon such notice use Commercially Reasonable Efforts to fill all of BMX's order for such KBC on an expedited basis (regardless of the forecasted amount for such KBC).

      8.2 TRANSITION OF MANUFACTURING CAPABILITY. GP and BMX agree that responsibility for manufacturing KBCs shall be transferred to BMX as follows:



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            (a) Following the Effective Date, the Parties shall develop and agree upon a work plan which will provide for completion of the transfer of KBC manufacturing know-how from GP to BMX in order to allow the orderly transfer of manufacturing responsibility for all KBC's to BMX on or before January 1, 2003, giving due consideration to the need for any required regulatory approval(s), including all procedures, work instructions, formulations, and necessary and unique materials necessary for such manufacturing. The work plan shall provide for access to any needed suppliers of KBC's or sub-components and shall seek to obtain for BMX similar terms to existing GP terms for such materials from such suppliers. The work plan shall also provide for transfer of specifications and QC procedures as conveyed to suppliers or used internally at GP for final and in-process QC of KBC's or sub-components. The work plan shall also provide for the transfer of work-in- progress and raw materials and shall provide adequate time to allow the performance of any preparatory work, including procurement of plant and equipment, calibrations, validation studies and the running of test lots, that may be necessary before the actual manufacture of KBCs is performed by BMX. The work plan shall provide reasonable compensation to GP for the FTE's required for the transfer of manufacturing and for any raw materials and work-in-progress transferred.

            (b) In the event BMX provides written notice to GP prior to January 1, 2003, that it is capable of manufacturing a particular KBC, GP shall be permitted, but shall not be required, to provide written notice to BMX that it will no longer manufacture and supply such KBC under this Agreement. Notwithstanding the foregoing, BMX shall be permitted to manufacture validation lots of KBCs and limited production lots (which shall not exceed [***] of BMX's forecasted need for the subsequent quarter) for purposes of ensuring BMX's ability to manufacture its requirements of KBCs at the end of the Transition Period.

            (c) GP and BMX shall each have the option, upon six months notice given after January 1, 2003, to elect and require that manufacturing of KBC's shall be transferred from GP to BMX after July 1, 2003. The six month period for transition shall be extended to the extent necessary for any required regulatory approval(s) which may be delayed, without fault of BMX, beyond such six-month period.

            (d) The parties shall reasonably cooperate in carrying out the work plan adopted pursuant to subparagraph (a). Upon the election of either Party to transfer manufacturing pursuant to this section, the Parties shall reasonably update the work plan and cooperate in completing the transfer of manufacturing know-how unique to the VIDAS Products and the transfer of raw materials and work-in-progress pursuant to the updated work plan.

            (e) EXCEPTIONS. Notwithstanding any other provision of this Agreement, unless GP fails to supply BMX (within the meaning of Section 8.1(i)) with any item listed below G-P shall at all times have the exclusive right and obligation to make, or have made by a Third Party, the following items: [***]


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                                      -35-
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      [***]. Notwithstanding any other provision of this Agreement, BMX shall at all times have the right to purchase such items from GP in reasonable commercial quantities to be used by BMX for the purposes of this Agreement.

                  (i) Notwithstanding any other provision of this Agreement, GP shall have no obligation to make any disclosure to BMX concerning the manufacture of the above-listed items unless GP fails to supply BMX with such item, as set forth in Section 8.1 (i).

                  (ii) Notwithstanding any other provision of this Agreement, BMX shall at all times have the right to purchase any or all of the above-listed items from a Third Party or to manufacture such items itself; provided, however, that nothing contained herein shall require GP to make any disclosure of Confidential Information to BMX or to such Third Party in connection with BMX's purchase of such items from the Third Party. Notwithstanding any other provision of this Agreement, BMX shall at all times have the right to purchase, in reasonable commercial quantities to be used by BMX for the purposes of this Agreement, any or all of the above items directly from any entity which supplies such items to GP in the same form as purchased by GP; provided, however, that nothing contained herein shall require GP to make any disclosure of Confidential Information to BMX, or require GP to permit such disclosure to BMX by such Third Party, in connection with BMX's purchase of such items from the Third Party.

                  (iii) Immediately following execution of this Agreement, GP shall use its best efforts to arrange for a Third Party supplier to manufacture [***] used by BMX in accordance with the rights granted by this Agreement. Upon completion of arrangements with a Third Party supplier, any requests by BMX for [***] used in accordance with the rights granted by this Agreement shall be made to GP and GP shall direct such requests to the Third Party supplier. BMX shall have the right to disclose any Confidential Information concerning such [***] only to the Third Party supplier and to decline to disclose such Confidential Information to GP.

                  (iv) If GP makes improvements to any of the above-listed items, it shall make such improvements reasonably available to BMX pursuant to this Agreement.


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                                      -36-
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                  (v)     GP shall at all times after July 1, 2002 have the
                          right on written notice to BMX to require BMX to assume responsibility for manufacturing any or all of the items listed above. Promptly after GP delivers any such notice, the Parties shall meet to agree, reasonably and in good faith, upon a plan for transition of manufacturing from GP to BMX. As part of any such transition, GP shall make any and all disclosures necessary to permit BMX to make or have made such items.

                  (vi) BMX shall not have any right to analyze, dissect, or disassemble any such item which is not properly available from sources other than GP in order to circumvent the need to for BMX to acquire such item from GP or GP's supplier.

      8.3  SAMPLE COLLECTION KITS.

            (a) During the term of this Agreement GP shall, on request of BMX, also manufacture and sell to BMX sample collection kits as more fully described in Exhibit G hereto ("Sample Collection Kits") in accordance with terms of this Agreement. All Sample Collection Kits manufactured by GP hereunder shall be transferred and sold to BMX in accordance with the standard GP purchase order form attached as Exhibit E hereto, subject to the warranties, exclusions and limitations set forth therein.

            (b) Sample Collection Kits manufactured hereunder shall initially be sold to BMX at a transfer price of [***], plus shipping, handling and related costs associated with the delivery of Sample Collection Kits to BMX. The transfer price of Sample Collection Kits will be reviewed annually and adjusted to reflect market pricing conditions and to ensure a minimum distribution margin for BMX of [***]; provided, however, that in no case shall the transfer price be less than [***] nor less than GP's Fully Absorbed Manufacturing Cost; and provided, further, that BMX shall not commercialize Sample Collection Kits as a loss leader product. The price of the Sample Collection Kits as set forth in this paragraph does not include the cost of the cap for the sample collection device, which GP shall sell to BMX at its cost [***].

            (c) Not less than three (3) months prior to the First Commercial Sale of any VIDAS Product and, thereafter, not less than three (3) months prior to the commencement of each Calendar Year during which BMX reasonably anticipates that GP will manufacture Sample Collection Kits pursuant to this Agreement, BMX shall provide GP with a reasonable forecast of its projected requirements for Sample Collection Kits during the next Calendar Year, broken down by Calendar Quarter. BMX shall update such annual forecast, for a rolling twelve month period, as frequently as practicable but in any event not less frequently than quarterly. BMX shall submit written purchase orders to GP for Sample Collection Kits at least sixty (60) days prior to the requested delivery date therefor, which shall be be for not less than [***] of the most recent quarterly forecast. If BMX submits




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                                      -37-
      orders during any Calendar Quarter which exceed BMX's most recent quarterly forecast for such quarter by more than [***], GP shall have the right to defer delivery of any such excess orders until the next Calendar Quarter. Subject to the foregoing and the remaining provisions of this
      Article 8, GP will produce and ship to BMX, and BMX shall purchase, all of such confirmed shipment order amounts.

            (d) GP shall invoice BMX for goods delivered under this Section 8.3 upon shipment of each order. Payment shall be made by BMX within thirty
      (30) days of its receipt of each invoice.

            (e) The Parties shall consult regularly as to the manner of performance hereunder and to assure reliability and continuity of Sample Collection Kits. If at any time either Party is of the view that GP may not be able to meet future purchase orders from BMX, such Party shall notify the other Party in writing and the Parties shall in good faith cooperate and endeavor to make appropriate arrangements for a continuous and adequate supply of Sample Collection Kits to BMX. In the event that GP becomes aware of any occurrences or developments that could reasonably be anticipated to create problems or impediments to supply Sample Collection Kits to BMX, or to interrupt supply of such Sample Collection Kits, GP shall give BMX reasonable advance notice thereof and the Parties shall consult as to the resolution of the matter.

            (f) In the event that GP fails to supply BMX, for any reason other than an event of Force Majeure, with at least [***] of Sample Collection Kits on the delivery date set forth in a valid purchase order pursuant to subsection (c) above for any three months in any nine-month period, or, after receipt of a valid purchase order GP fails to supply at least [***] of BMX's purchase order for Sample Collection Kits within thirty days after the requested delivery date for such Sample Collection Kits, then BMX shall have the right, after consultation with Gen-Probe and at BMX's option, to either: (i) procure Sample Collection Kits from alternative sources or (ii) manufacture, or have manufactured, BMX's requirements for such Sample Collection Kits. In the event BMX so elects to manufacture, GP shall provide BMX with reasonable assistance to enable BMX to manufacture Sample Collection Kits. Such assistance shall include, but not be limited to delivering to BMX any necessary records, procedures, work instructions, formulations, raw materials and personnel support to allow BMX to manufacture Sample Collection Kits. Notwithstanding any other provision of this Agreement, GP shall have no obligation to make any disclosure to BMX concerning the manufacture of Sample Collection Kits unless G-P fails to supply BMX with such item.

            (g) GP shall promptly notify BMX in the event it is considering implementing any changes to the Sample Collection Kits or to their manufacturing processes and shall not undertake any such changes without BMX's prior written approval, which shall not be unreasonably withheld. GP shall provide BMX with any records and information that may be necessary in order for BMX to review any proposed change. In the event BMX reasonably withholds consent to any change proposed by GP, then GP shall continue to supply BMX with the Sample Collection




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                                      -38-

      Kit in question as originally specified, unless such supply is impossible or impracticable due to the unavailability of key raw materials or regulatory restrictions, in which case the Parties agree to make a good faith effort to implement a mutually satisfactory alternative. In the event GP implements a change to a Sample Collection Kit or its manufacturing processes with the approval of BMX, which change requires a regulatory submission, GP shall at the request of BMX continue to supply BMX with such original Sample Collection Kit until such time as BMX receives approval of the regulatory agency for such changed material.

      8.4  BMX MANUFACTURING RESPONSIBILITIES.

            (a) Unless otherwise agreed by BMX and except as otherwise expressly set forth herein, BMX shall be solely responsible for the manufacture, assembly, marketing, sale, and delivery of VIDAS Products and VIDAS Instrumentation.

            (b) BMX shall not grant or extend to customers any specific product warranties regarding Key Biochemistry Components manufactured by GP without GP's prior written consent.

      8.5  MANUFACTURING ACTIVITIES.

            (a) The Parties shall reasonably consult on all matters relating to the manufacture of the Key Biochemistry Components and Sample Collection Kits.

            (b) Manufacturing activities shall be conducted in compliance with all applicable legal and regulatory requirements in each relevant jurisdiction, including, without limitation, the requirements of the United States Food and Drug Administration (the "FDA"). GP shall perform all of its manufacturing obligations under this Agreement in accordance with all FDA requirements including the Quality Systems Regulations as set forth in 21 C.F.R. 820, "good laboratory practices," and "good clinical practices" to the extent applicable, and GP's own standard operating and quality control standards and applicable industry-wide standards for proper laboratory procedures and practices.

            (c) GP will allow BMX to audit GP's records and facilities used in the manufacture of KBCs and Sample Collection Kits at least once a year or more frequently if necessary. GP agrees to respond to any comments or observations of potential non-compliance arising from these audits with proposed corrective actions that are acceptable to both Parties and to implement these actions in a reasonable time. BMX shall reasonably compensate GP for employee time and any expenses incurred in connection with such audits, as well as for the cost of any action requested by BMX as a result of such audits. All information obtained in the course of any such audit by BMX shall be considered Confidential Information hereunder, but may be disclosed by BMX to regulatory agencies when and as necessary.

            (d) In connection with GP's manufacture of KBCs and Sample Collection Kits, GP will provide reasonable assistance, information and documentation to BMX in the investigation of complaints, MDR reportable events, recalls and other quality issues and will be reasonably available in responding to questions posed by the FDA or other authorities (the topics of such questions may include submissions, recalls and inquiries following inspections).

            (e) GP will manufacture, store, package and ship KBCs in conformance with applicable specifications in order to ensure the suitability, quality and stability of the materials. GP will maintain necessary systems and associated records to ascertain conformance to these specified requirements including environmental, monitoring and calibration systems. GP shall reasonably cooperate in resolving any KBC quality problems identified by BMX upon receipt of shipment of KBCs from GP (including replacement of such KBCs as the Parties agree fail to meet applicable BMX quality standards). Following delivery of KBCs from GP, BMX will store KBCs in conformance with applicable specifications in order to ensure the suitability, quality and stability of the materials. BMX will maintain adequate records to ascertain conformance to these specified requirements including environmental, monitoring and calibration systems.

      8.6  PRODUCT LIABILITY.

            (a) GP shall be responsible for, and shall assume the defense of and indemnify and hold harmless BMX and its Affiliates from and against, all Product Liability Claims (as defined below) arising out of or related to any Key Biochemistry Components supplied by GP hereunder which are incorporated into VIDAS Products and which are sold or distributed by BMX or its Affiliates hereunder. BMX shall be responsible for, and shall assume the defense of and indemnify and hold harmless GP and its Affiliates from and against, all Product Liability Claims arising out of or related to any and all VIDAS Products and VIDAS Instrumentation which are manufactured, sold and distributed by BMX hereunder, except to the extent that such Product Liability Claim relates to or arises out of any Key Biochemistry Components incorporated into such VIDAS Product or for which GP shall have responsibility under this Section 8.6(a), unless the condition or performance of such Key Biochemistry Component has been adversely affected by any act or omission on the part of BMX.

            (b) For purposes of this Agreement, the term "Product Liability Claims" shall mean any and all claims asserted against either Party or its Affiliates, or their respective directors, officers and agents, arising out of or relating to any VIDAS Products,VIDAS Instrumentation, and Key Biochemistry Components manufactured sold or distributed by the Parties hereunder, including, but not limited to, claims based on strict liability in tort, negligence or breach of express or implied warranty and claims for exemplary and consequential damages, in cases in which it is alleged that personal injury, death or property damage was caused by a defect in design, material or manufacture.

            (c) If either Party receives information indicating that a Product Liability Claim exists or has been asserted, such Party shall immediately notify the other Party in writing of such claim; provided, however, that no such notice need be given if, in the reasonable opinion of counsel to such Party, the giving of such notice would result in the loss of the ability of such Party to claim any applicable legal privileges.

            (d) The Parties shall reasonably cooperate with each other, and shall cause their Affiliates to reasonably cooperate with each other, in the investigation and defense of any Product Liability Claim. Subject to any applicable legal privileges, each Party shall provide, when reasonably requested by the Party which is obligated to defend a Product Liability Claim hereunder, to provide records, information and employees of such Party to assist the indemnifying Party or its Affiliates in the investigation and defense of such claim or suit; provided, however, that such indemnifying Party and its Affiliates shall reimburse the other Party for the reasonable out-of-pocket costs incurred in providing such assistance.

    8.7 INDEMNIFICATION FOR PRODUCT WARRANTIES. BMX shall assume the defense of, and shall indemnify and hold harmless GP and its Affiliates from and against, any and all claims that may be asserted against GP or its Affiliates in connection with any express product warranties concerning the VIDAS Products and VIDAS Instrumentation which are extended by BMX or its Affiliates in favor of Third Parties. GP shall assume the defense of, and shall indemnify and hold harmless BMX and its Affiliates from and against, any and all claims that may be asserted against BMX or its Affiliates in connection with any express product warranties concerning the KBCs which are extended by GP or its Affiliates in favor of Third Parties.

    8.8 PATENT INFRINGEMENT CLAIMS. If either Party receives a claim by a Third Party that any KBC or component thereof infringes a patent or misappropriates any other right of the third Party, then such Party shall notify the other Party promptly in writing within fifteen (15) days of receipt of such claim and the Parties shall provide each other with all reasonable information available to them for the defense of such claim. GP shall promptly suspend manufacture of any KBC for BMX after receipt of notice of an infringement claim, unless BMX (i) expressly instructs GP to continue to manufacture such KBC and (ii) agrees to indemnify, protect, and hold harmless GP as to the subject matter of the infringement claim with respect to the continuing manufacture of such KBC.

9. MARKETING

          9.1 BMX shall have the sole responsibility for marketing and sales of VIDAS Products and VIDAS Instrumentation throughout the world (including but not limited to the selection of accounts, advertising, promotion, and distribution of the VIDAS Products). BMX shall use Commercially Reasonable Efforts to market and sell the VIDAS Products and VIDAS Instrumentation. Notwithstanding the foregoing provisions, in light of the joint development pursuant to the VIDAS Agreement of the VIDAS Initial Products, the Parties shall jointly discuss, in good faith, the initial marketing plans for such Products in the United States not later than six months prior to the First Commercial Sale of any such Product in the United States.

          9.2 Subject to applicable regulatory requirements, the packaging and labeling for each Initial VIDAS Product shall be approved by both GP and BMX and shall reflect the fact of each Party's contribution to such Initial VIDAS Product. Subject to applicable regulatory requirements, the packaging and labeling for all VIDAS Products, other than the Initial VIDAS Products and the Sample Collection Kits, shall not bear GP's name other than in patent markings, unless BMX has obtained GP's prior written approval to use the same; provided, however, that to the extent reasonably requested by either Party, such packaging and labeling shall include appropriate references to any Patents (or pending Patent applications) to which such products are subject.

          9.3 BMX shall have sole discretion in establishing prices to individual customers based upon prevailing market conditions, competitive factors and other commercial considerations it reasonably deems relevant. Royalties payable on VIDAS Products shall not be reduced through sale of VIDAS Products in such a manner as to serve as a "loss leader" nor through marketing of VIDAS Products, instrumentation, or other products and services in such a manner as to distort the relative value of the VIDAS Products in relation to the cost or value of the instrument or other products and services, when considered in light of the primary marketing practices within the clinical diagnostic industry (or other relevant industry, if applicable).

10. RELEASES

   10.1 In consideration of the promises and agreements set forth herein, the sufficiency and receipt of all such consideration being hereby acknowledged, upon execution of this Agreement, GP and all of its respective directors, officers, affiliates, subsidiaries, parent companies, controlling entities, stockholders, partners, joint ventures, employees, successors, attorneys, agents, assigns, legal representatives, and other representatives, hereby release, relieve, and forever discharge BMX, and its directors, officers, affiliates, subsidiaries, parent companies, controlling entities, stockholders, partners, joint ventures, employees, successors, attorneys, agents, assigns, legal representatives, other representatives, and others acting in association with them (collectively the "BMX Releasees"), in each case whether past, present, or future, from any and all manner of claims, demands, obligations, injunctions, actions, causes of action, suits, rights, damages, expenses, requests for statutory or common law sanctions, or potential requests for compensation or payment of any nature whatsoever, in law or in equity, by reason of any matter, act or action, omission, cause, happening or thing whatsoever that occurred, arose, or began prior to and including the date of this Agreement, against any of the BMX Releasees, to the extent that any facts supporting any such claims are known to the GP Releasors as of the date of this Agreement, including, without limitation, any claims arising out of or related to the filing or prosecution of any known patent application by BMX on or after May 2, 1997. This release shall include all known claims under the VIDAS Agreement, except that nothing contained in this paragraph shall (a) terminate any ownership claim, interest, or right of GP in any property, (including patents, inventions, and proprietary information) and/or (b) terminate any claim by GP to enforce an express contractual obligation of BMX solely for the payment for money pursuant to the VIDAS Agreement.

10.2 In consideration of the promises and agreements set forth herein, the sufficiency and receipt of all such consideration being hereby acknowledged, upon execution of this Agreement, BMX and its respective directors, officers, affiliates, subsidiaries, parent companies, controlling entities, stockholders, partners, joint ventures, employees, successors, attorneys, agents, assigns, legal representatives, and other representatives (collectively the "BMX Releasors") hereby release, relieve, and forever discharge GP and each of its respective directors, officers, affiliates, subsidiaries, parent companies, controlling entities, stockholders, partners, joint ventures, employees, successors, attorneys, agents, assigns, legal representatives, and other representatives, in each case whether past, present, or future, from any and all manner of claims, demands, obligations, injunctions, actions, causes of action, suits, rights, damages, expenses, requests for statutory or common law sanctions, or potential requests for compensation or payment of any nature whatsoever, in law or in equity, by reason of any matter, act or action, omission, cause, happening or thing whatsoever that occurred, arose, or began prior to and including the date of this Agreement, against any of the GP Releasees, and to the extent that any facts supporting any such claims are known to the BMX Releasors as of the date of this Agreement, including, without limitation, any claim arising out of the (i) GP's having obtained license rights for BMX under the Collins [***] patents for BMX in connection with the [***} and
(ii) GP's execution of an agreement with Chiron Corp. with respect to blood screening and clinical



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                                      -43-
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diagnostic products. This release shall include all known claims under the VIDAS
Agreement, except that nothing contained in this paragraph shall (a) terminate any ownership claim, interest, or right of BMX in any property, (including patents, inventions, and proprietary information) and/or (b) terminate any claim by BMX to enforce an express contractual obligation of GP solely for the payment for money pursuant to the VIDAS Agreement.

11. REPRESENTATIONS AND WARRANTIES

      11.1  REPRESENTATIONS AND WARRANTIES OF GP. GP represents to BMX that:

            (a) POWER AND AUTHORITY. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate corporate action, and GP has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder, and this Agreement constitutes a valid and binding obligation of GP, enforceable against GP in accordance with its terms.

            (b) NO BREACH. The performance by GP of any of the terms and conditions of this Agreement on its part to be performed does not and will not constitute a breach of any other agreement or understanding, whether written or oral, to which it or any of its Affiliates is a Party.

            (c) RIGHTS TO INTELLECTUAL PROPERTY. To the best of GP's knowledge, GP has good and valid title to or rights in, and has the right to license hereunder pursuant to license, sublicense, agreement or permission, the GP Technology. GP is not aware of any claims for royalties, and has not contracted for payment of any royalties, with respect to the GP Technology other than have previously been disclosed in writing to BMX.

            (d) CONSENTS AND APPROVALS. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by GP or any Affiliate of GP in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

      11.2  REPRESENTATIONS AND WARRANTIES OF BMX. BMX represents to GP that:

            (a) POWER AND AUTHORITY. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate corporate action, and BMX has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder, and this Agreement constitutes a valid and binding obligation of BMX, enforceable against BMX in accordance with its terms.

            (b) NO BREACH. The performance by BMX of any of the terms and conditions of this Agreement on its part to be performed does not and will not constitute a breach of any other agreement or understanding, whether written or oral, to which it or any of its Affiliates is a Party.

            (c) RIGHTS TO INTELLECTUAL PROPERTY. To the best of BMX's knowledge, BMX has good and valid title to or rights in, and has the right to license hereunder pursuant to license, sublicense, agreement or permission, the BMX Technology.

            (d) CONSENTS AND APPROVALS. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by BMX or any Affiliate of BMX in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

   11.3 INDEMNIFICATION. Each Party shall indemnify and hold harmless the other Party and each of its Affiliates, their respective directors, officers, employees and agents from and against any and all losses, liabilities, damages, judgments, awards or costs (including, without limitation, reasonable attorneys' fees and expenses) arising out of or resulting from (i) any breach or other default by the indemnifying Party of any of the representations, warranties or undertakings made by such Party in this Article 11, and (ii) any failure by such indemnifying Party or its Affiliates to perform or discharge any of the covenants or agreements contained in this Agreement.

   11.4 WARRANTY DISCLAIMER; LIMITATIONS. NOTWITHSTANDING ANY OTHER PROVISION HEREIN TO THE CONTRARY, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LICENSES GRANTED HEREUNDER OR ANY OF THE PRODUCTS OR TRANSACTIONS CONTEMPLATED HEREBY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR OTHER SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE GRANT OR EXERCISE OF LICENSES HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY. NEITHER BMX NOR GP MAKES ANY REPRESENTATION THAT THE LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT WHICH IS NOT THE SUBJECT OF THE LICENSE RIGHTS GRANTED HEREUNDER OR OTHERWISE OBTAINED.

12. CONFIDENTIALITY; PUBLICATION

      12.1 CONFIDENTIALITY. Each Party hereto shall maintain the Confidential Information of the other Party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to any Third Party, or use it for any purpose, except that such Party shall have the right to disclose Confidential Information to its Affiliates and to its employees who have a need to know such information in order to fulfill the objectives of this Agreement. Each Party hereby agrees to exercise its best efforts precautions to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, consultants, subcontractors, agents, collaborators, and Affiliates, which shall include obtaining appropriate secrecy or confidentiality undertakings from such persons. Each Party shall be responsible for any breach of any such undertakings by its employees, agents or representatives. Each Party shall also take all steps necessary to insure that no employees or other agents of such Party who are not directly involved in the activities contemplated by this Agreement do not have access to any Confidential Information of the other Party. Without limiting the foregoing, each Party agrees to use its best efforts to maintain in confidence the Know-How and other trade secrets licensed to the other Party.

      12.2 AUTHORIZED DISCLOSURE. The provisions of Section 12.1 shall not apply to any Confidential Information disclosed hereunder which:

            (a) was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving Party, as evidenced by the prior written records of the receiving Party or its Affiliates; or

            (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed without restriction on disclosure to the receiving Party or its Affiliates by an independent, unaffiliated Third Party rightfully in possession of the Confidential Information; or

            (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party or its Affiliates; or

            (d) is required to be disclosed by the receiving Party to comply with applicable laws or to comply with governmental regulations or the order of a court of law, provided that the receiving Party provides prior written notice of such disclosure to the other Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure, which shall include, without limitation, seeking appropriate protective orders, providing such information under seal or in camera or similar protective devices.

   12.3 PUBLICATIONS. The following restrictions shall apply with respect to the disclosure in scientific journals or publications by any Party or any of its Affiliates or any employee or consultant of any Party or any of its Affiliates of Confidential Information of the other Party:

            (a) Each Party shall retain all publishing/presentation rights for its Confidential Information (regardless of medium, including, without limitation, paper, graphic, electronic, optical and multimedia).

            (b) The Parties will jointly have publication/presentation rights for all Confidential Information that is jointly-owned hereunder; provided, however, that proper and reasonable attributions to the other Party are made, if applicable, and subject to the prior approval requirements of Section 12.3(c).

            (c) Each Party will furnish to the other accurate and complete copies of any proposed publication or transcript of any proposed presentation at least thirty (30) days prior to the date of proposed presentation or submission of a manuscript for publication, in each case either because there is patentable subject matter which requires protection and/or there is Confidential Information of a Party contained in the proposed publication or presentation. Any Confidential Information or patentable subject matter of a Party identified by such Party will be deleted from the proposed publication or presentation unless such Party consents to its inclusion. Neither Party shall enter into any agreements or other commitments, with any employees, agents or other Third Parties which conflict with or otherwise interfere with the provisions of this Section.

13. TERMINATION

      13.1 TERMINATION BY MUTUAL AGREEMENT. The Parties may at any time terminate this Agreement by written agreement executed by both BMX and GP.

      13.2 TERMINATION BY BMX. At any time after December 30, 2004, this Agreement (and all licenses and rights granted herein) may be terminated by BMX upon written notice of termination to GP. Thereafter, all licenses and rights granted by this Agreement shall terminate automatically on the effective date of the notice of termination. Once GP has paid $750,000 for Clinical Trial Costs pursuant to section 6.5, the date on which BMX may first terminate this Agreement unilaterally shall be extended to December 30, 2005.

      13.3 TERMINATION FOR MATERIAL BREACH. Each Party shall have the right, in addition to and not in limitation of any other right and remedies it may have at law or in equity, to terminate this Agreement after sixty (60) days prior written notice to the other upon the occurrence of any of the following:

            (a) Upon or after the bankruptcy, insolvency, dissolution or winding up of the other Party (other than a dissolution or winding up for the purpose of reconstruction or amalgamation); or

            (b) Upon or after the breach of any material provision of this Agreement by the other Party if the breaching Party has not cured such breach within the sixty (60) day period following written notice of termination by the non-breaching Party.

If BMX is the non-breaching Party, all licenses granted to BMX under Section 3.1(a) of this Agreement which are in effect at the time of termination shall survive such termination for so long as BMX is not in breach of its obligations to GP under this Agreement, which survive such termination so long as such licenses remain in effect. Without limiting the foregoing, if the Agreement is terminated due to BMX being the breaching Party, BMX shall immediately cease and desist from manufacturing, developing, upgrading, selling, and distributing VIDAS Products (but without prejudice to BMX's right to conduct independent research and development activities with the BMX Technology).

      Notwithstanding any other provision of this Agreement, a Party receiving a written notice of termination pursuant to subparagraph (b) above shall have the right to dispute the the existence of a default or material breach or the adequacy or remedy thereof, the alleged breaching Party may require that the right to terminate this Agreement be determined by arbitration pursuant to
Section 15.2 and in the event the arbitrator(s) determine that there were reasonable grounds for the alleged breaching party so charged to dispute termination and that the alleged breaching party acted in good faith, the arbitrator(s) may afford reasonable opportunity to cure upon such terms as they may direct. The Termination Date in the event of termination for breach shall be the date duly fixed in any valid notice of termination by the non-breaching Party (consistent with the aforesaid cure periods), except that in the case of any arbitration as to such breach, the arbitrators may determine the Termination Date.

   13.4 SURVIVING OBLIGATIONS. Promptly after termination of this Agreement, each Party shall return or dispose of any Know-How and Confidential Information of the other in the accordance with the instructions of the other, including without limitation any compounds, assays or other biological or chemical materials; provided that this requirement shall not apply to a Party so long as it retains a license pursuant hereto. Notwithstanding any other provision of this Agreement, Articles 1, 2, 7 (except -- if termination results from any breach by GP-- section 7.10), 10, 11, 12, and 15 hereof shall survive the expiration or termination of this Agreement. Section 5.3 shall also survive termination. Termination shall not affect any obligation of BMX under Article 4 of this Agreement which accrued prior to the date of termination.

14. EXPORT

      14.1 ACKNOWLEDGMENT. The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving all necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either Party. Each Party covenants and agrees to comply with all applicable treaties, laws, statutes, rules and regulations of any federal, state, local or foreign governmental entity or instrumentality, including, without limitation, the provisions of the United States Export Administration Act of 1969, as amended, and all other applicable export laws, restrictions and regulations of the Department of Commerce and the FDA. The receiving Party shall provide the exporting Party with any information, materials, certifications or other documents which may be reasonably required in connection with such export laws, restrictions and regulations.

      14.2 WRITTEN ASSURANCES. Without limitation of the foregoing, and in support of maintaining a general license for the export of technical data under this Agreement, a Party receiving an export agrees to not knowingly export or reexport any technical data or materials furnished to such Party under this Agreement, any part thereof or any direct product thereof, directly or indirectly, without first obtaining permission to do so (if required) from the United States Department of Commerce, the FDA and/or other appropriate United States governmental agencies, into any country to which restrictions apply.

15. GOVERNING LAW; DISPUTE RESOLUTION

      15.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of New York (without regard to its or any other jurisdiction's choice of law principles), except that any arbitration hereunder shall be subject to the federal law applicable to arbitration.

      15.2 ARBITRATION. In the event of any controversy or claim relating to, arising out of or in any way connected to any provision of this Agreement or any of the Interrelated Agreements ("Dispute"), the Parties shall seek to settle their differences amicably between themselves, including entering into non-binding mediation. Any unresolved Dispute shall be finally resolved by final and binding arbitration in accordance with this Section 15.2. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of ten (10) days following such notice to allow the Parties to attempt to resolve the Dispute between themselves. If the Parties are still unable to resolve the dispute, the Party giving notice may institute the arbitration proceeding under the rules of Conciliation and Arbitration of the International Chamber of Commerce as then in effect ("ICC Rules"). Arbitration shall be held in New York, New York. The arbitration shall be conducted before three arbitrators, with each Party to select one arbitrator and with the third arbitrator to be appointed in accordance with ICC Rules. The arbitrators shall undertake in writing as a condition of service to conduct proceedings in a speedy and efficient manner to render the award promptly after the final arbitration hearing, and further shall confirm in writing to the President of the Court of Arbitration of the International Chamber of Commerce that such undertaking is being or has been fulfilled, or shall report the reasons for any failure of fulfillment, as a condition for any application for fees. If so requested by either Party, preparation of any Terms of Reference referred to in ICC Rules shall be waived and the matters at issue in the Dispute shall be determined by the arbitrators based on the timely submissions of the Parties, the arbitrators shall not have the power to award punitive damages or any award of multiple damages under this Agreement and such awards are expressly prohibited. Any arbitral award shall be by majority vote and shall be final and binding on the Parties. Judgment on the award may be entered in any court having jurisdiction. Except to the extent entry of judgment and any subsequent enforcement may require disclosure, all matters relating to the arbitration, including the award, shall be held in confidence by the Parties. Nothing contained in this Section 15.2 shall prevent either Party from seeking temporary restraining orders, injunctions or such other relief in any court of competent jurisdiction.

16. GENERAL PROVISIONS

      16.1 PUBLICITY. Neither Party, nor any of its Affiliates, shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement or the existence of an arrangement between the Parties, without the prior written approval of the other Party, which approval shall not be unreasonably withheld, except as otherwise required by law.

      16.2 NOTICES. All notices required or permitted to be given under this Agreement shall be in writing and shall be (a) mailed by registered or certified mail, FedEx, or DHL, addressed to the signatory to whom such notice is required or permitted to be given and (b) transmitted by facsimile to the number indicated below. All notices shall be deemed to have been given when delivered by the United States Postal Service, FedEx, or DHL to the addressee at the address listed below.

      All notices to BMX shall be addressed as follows:

                           bioMerieux, Inc.
                           595 Anglum Road
                           Hazelwood, Missouri 63042-2395
                           Attention: President

                           Facsimile: (314) 731-7412

      All notices to GP shall be addressed as follows:

                           Gen-Probe Incorporated
                           10210 Genetic Center Drive
                           San Diego, California 92121-1589
                           Attention: President

                           Facsimile: (858) 410-8637

      Any Party may, by written notice to the other, designate a new address or fax number to which notices to the Party giving the notice shall thereafter be mailed or faxed.

      16.3 FORCE MAJEURE. In the event that either Party is prevented from performing or is unable to perform any of its obligations under this Agreement (other than the obligation to pay money) due to any act of God; fire; casualty; flood; war; strike; lockout; failure of public utilities; injunction or any act, exercise, assertion or requirement of governmental authority; epidemic; destruction of production facilities; riots; insurrection; inability to procure or use materials, labor, equipment, transportation or energy; or any other cause beyond the reasonable control of the Party invoking this Section 16.3 if such Party shall have used its best efforts to avoid such occurrence ("Force Majeure"), such Party shall give notice to the other Party in writing promptly, and thereupon the affected Party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

      16.4 CALENDAR AND BUSINESS DAYS. Unless otherwise expressly stated to be business days, all references to days shall mean calendar days; provided, however, that if the last date or the deadline for the giving of notice or performance of any other act or fulfillment or satisfaction of any condition set forth in this Agreement shall fall on a day which is not a business day, then the time for the giving of such notice or performance of such act or fulfillment or satisfaction of such condition shall be extended to the next business day. As used herein, the term "business days" shall mean all days other than Saturdays, Sundays or state or federal holidays.

      16.5 ENTIRETY OF AGREEMENT; EFFECT ON VIDAS AGREEMENT. This Agreement and the Exhibits and Schedules hereto (which Exhibits and Schedules are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties with respect to the subject matter hereof and prospectively supersede all prior understandings and writings relating thereto (including, without limitation, the VIDAS Agreement, except as interpretation of the same may be necessitated hereby or otherwise required for determination of the rights of the Parties prior to or as of the Effective Date hereof) and shall be deemed a single, integrated agreement. Nothing contained in this section shall affect the rights of the Parties with respect to the ownership of any invention pursuant to the terms of the VIDAS Agreement. Nothing contained in this section shall affect other agreements between the parties which are not directly related to the subject matter of this agreement (including, without limitation, the ANAIS Agreement). No waiver, alteration, consent or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties by their respective officers thereunto duly authorized.

      16.6 NON-WAIVER. The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

      16.7 NO PARTNERSHIP OR AGENCY. Nothing herein shall be deemed to constitute either Party as the agent or representative of the other Party, or both Parties as joint venturers or partners for any purpose. Each Party shall be an independent contractor, not an employee or partner, of the other Party, and the manner in which a Party renders its services under this Agreement shall be within such Party's sole discretion. Neither Party shall be responsible for the acts or omissions of the other Party, and neither Party will have authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party.

      16.8 SEVERABILITY. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable.

      16.9 ASSIGNMENT. Except as otherwise provided in this Agreement, neither this Agreement nor any of the rights or obligations hereunder may be directly or indirectly assigned by either Party without the prior written consent of the other Party, which shall not be unreasonably withheld; provided, however, that either Party may assign without the consent of the other Party to an Affiliate; provided further, however, that any assignment or transfer of rights or obligations arising from or related to any assignment to an Affiliate, or by any merger, consolidation, other Change in Control, or similar transaction shall be subject to the consent of the other Party, not to be unreasonably withheld, if it directly or indirectly involves the acquisition of greater than fifty percent (50%) of the total voting power of a Party or an Affiliate by any of the following parties:
[***] Any purported assignment or transfer in violation of this section shall be void. Any permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement, provided that the assigning or transferring Party shall remain liable on all obligations which accrued prior to assignment or transfer.

    16.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and permitted assigns.

    16.11 HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

    16.12 DRAFTING PARTY. The provisions of this Agreement, and the documents and instruments referred to in the Agreement, have been prepared, examined, negotiated and revised by each Party to this Agreement and their respective counsel, and no implication will be drawn and no provision will be construed against either Party to this Agreement by virtue of the purported identity of the drafter of this Agreement, or any portion of this Agreement.

    16.13 ENGLISH LANGUAGE. This Agreement may be translated into one or more languages for the convenience of the Parties, provided that the English language version shall be controlling for all purposes hereunder. All reports, data, information, notices, schedules, plans, records and other information required to be provided pursuant to this Agreement by any Party to this Agreement will be in the English language.

    16.14 LIMITATION OF LIABILITY. No Party shall be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages. Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any Party.

    16.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

    16.16 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Parties hereto, or their respective


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

permitted successors and assigns, any benefits, rights or remedies.

    16.17 PUBLIC ANNOUNCEMENTS. Neither Party shall issue any press release, statement or other announcement to the general public or to the general or trade press relating to this Agreement or the transactions contemplated hereby, with the agreement of the other Party, such agreement not to be unreasonably withheld.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their properly and duly authorized officers or representatives as of the date first above written.

GEN-PROBE INCORPORATED                    BIOMERIEUX, INC.


By:  /s/ Henry L. Nordhoff             By:  /s/ Albert A. Luderer
 _________________________________      _________________________________
         Henry L. Nordhoff                    Albert A. Luderer
President and Chief Executive Officer     President

                                    EXHIBIT A

                           KEY BIOCHEMISTRY COMPONENTS

      All enzymes used in transcription-based amplification (including TMA and variations and improvements to TMA) for use in VIDAS Assays.

      All biochemical components used for amplification of amplicon of target with TMA.

      All probes, primers, and oligonucleotides used in VIDAS Assays.

      Nucleic acids used for positive and negative controls, standards, calibrators, and for quality control of VIDAS Assay components and VIDAS kits.

      This exhibit is subect to all limitations of section 8.1(a) of the foregoing agreement, i.e., that GP's right and obligation to manufacture KBC's for Vidas Products are limited to (1) those KBCs to be incorporated into the VIDAS Initial Products which GP has developed prior to December 30, 2000 and 2) those non-product specific ("Generic") KBCs which GP has developed prior to December 30, 2000 and which are to be incorporated into, or used for development of, VIDAS Products.

                                    EXHIBIT B

                                 OPTION TARGETS

[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT C

                    BMX FOREIGN CURRENCY CONVERSION PRACTICES

                               Currency Exchange


     The currency exchange rates used to convert amounts stated in currencies other than U.S. Dollars to U.S. dollars by Affiliates of BMX shall be as follows.

     1. Amounts initially stated in French francs shall be converted into U.S. dollars on a monthly basis, using a separate currency rate of exchange for each of the three months in the quarter. With respect to each such month, a "monthly average" of the reported conversion franc to dollar conversion rate, the conversion rate entitled the "Cours Indicatif de la Banque de France", for each Wednesday in such month, as published in La Tribune, shall be calculated, and applicable amounts converted using such conversion rate. The report pursuant to
Section 5.6 shall state the relevant dollar figures for the applicable quarter in U.S. dollars as so calculated, and shall state the conversion rates applicable for each month in such quarter.

     2. Amounts initially stated neither in French francs nor in U.S. dollars shall be converted to French francs on a monthly basis, using a separate currency rate of exchange for each of the three months in the quarter, and such amounts, as stated in French francs, shall then be converted to U.S. dollars in the manner set forth in paragraph 1. The report pursuant to Section 5.6 shall state the aggregate relevant dollar figures for the applicable quarter in U.S. dollars as so calculated, and shall state the conversion rates applied in each month to calculate the conversion to French francs and the conversion to U.S. dollars. The conversion rate applied to calculate the conversion of such currencies to French francs shall be the "monthly average" of the reported applicable currency to French franc conversion rate, for each Wednesday in such month, as published in La Tribune, which rate shall be the "Cours Indicatif de la Banque de France", if available, or otherwise the "Cours du Fixage de la B.F.C.E." or another applicable rate.

                                    EXHIBIT D

                        DEVELOPMENT TRANSITION WORK PLAN

                  VIDAS PROBE DEVELOPMENT TRANSITION WORK PLAN
                                  GEN-PROBE/BMX
                                  CONFIDENTIAL

This work plan describes the obligations of GP and BMX with respect to the Development Transition which the Parties believe are necessary to accomplish the Development Transition as described in the accompanying Vidas License, Development and Cooperation Agreement. It is not the intention of this work plan to address or provide for the transfer of manufacturing capability from GP to BMX or to address issues concerning supply of key biochemistry components ("KBC's"). Each of these subjects is addressed by the accompanying Vidas License, Development and Cooperation Agreement and may be further addressed by the parties in supplemental work plans or supplemental agreements as provided in such Agreement.

This work plan is subject to and controlled by the terms of the Vidas License, Development and Cooperation Agreement.

The specific VIDAS PROBE assays addressed in this work plan are CT, MTB, GC, CT/GC Combo (screen / discreet), and qHIV.

GP EMPLOYEE SUPPORT

In order to support the development transition activities required of it, GP shall make available such personnel as shall be reasonably necessary to allow the Development Transfer as described in the Vidas Agreement. GP and BMX currently estimate and GP will dedicate the following full-time equivalent support, listed by product and reagent:

Gen-Probe Staffing (at end of quarter)
ITEM         PROJECT/ACTIVITY        3Q00     4Q00
----         ----------------        ----     ----
     1       MTB                      2.5      2.5
     2       CT                       0.5       0
     3       GC                       0.5      0.5
     4       QHIV AND CT/GC SCREEN    0.5      0.5
                                      ---      ---
             TOTAL                    4.0      3.5

VIDAS PROBE WORKPLAN 2000
GEN-PROBE/BMX
Confidential

Included within the personnel referred to above, GP shall make the following GP employees reasonably available for consultation with BMX on development transition matters: R. Johnson, J. Burns, and M. Longiaru.

In the event either Party during the Transition Period believes that the activities identified in this Work Plan will not be completed before December 30, 2000, such Party shall immediately inform the other Party. Upon such notice, the Parties shall promptly attempt to identify the cause of the delay and shall dedicate such resources as shall be reasonably necessary to rectify the problem, subject always to GP's right to limit the number of GP personnel assigned to the development transition in accordance with the staffing levels set forth above.

As set forth in the Vidas Agreement, the Development Transition period and related GP Dedicated Transition activities will terminate as of December 30, 2000 unless GP has failed, solely due to its own fault, to accomplish any action required by Development Transition work plan at which time the Development Transition period will be extended until such action has be accomplished by Gen-Probe.

GENERAL DESCRIPTION OF BMX DEVELOPMENT TRANSITION ACTIVITIES

Prior to the date of the accompanying Vidas License, Development And Cooperation Agreement, BMX has assumed lead responsibility for development of all Vidas Probe Assays. BMX shall be primarily responsible for all development activities after the effective date of the Vidas License, Development and Cooperation Agreement.

BMX SUPPORT

In order to support the development transition activities required of it, BMX shall make available such personnel and facilities as may be reasonably required to accomplish BMX's Development Transition activities. Among other things, BMX shall provide adequate support for clinical site training and technical support.

VIDAS PROBE WORKPLAN 2000
GEN-PROBE/BMX
Confidential

BMX OBLIGATION RE COMPLETION OF VERIFICATION LOTS

BMX will deliver products for verification according to the schedule set forth below.

               CT Verification lots to be complete by [***]
               No T lots are planned to be built.
               CT Verification Design Review - [***]
               CT P1 build to start [***]
               MTB lot V4 available for Verification testing [***]
               MTB lot V5 available for Verification testing [***]
               MTB P1 build to start [***] with a Verification Design Review in [***].

The parties agree that this schedule and the above allocation of GP resources allows for GP to complete GP's Verification activities for the MTB assay by December 30, 2000. This work plan also allows GP staff to be available for consultation in design and initiation of Verification activities testing for the CT assay, and completion of Development activities for GC.

In the event that BMX fails to deliver Vidas MTB Probe testing materials to GP or to build CT products according to the schedule set forth above, but delivers such materials or products within 30 days of the scheduled date, GP's time to perform the activities required of GP hereunder shall be extended for 30 days. In the event that BMX fails to deliver Vidas MTB Probe testing materials to GP or to build CT products within 30 days of the schedule set forth above, then GP's only obligation with respect to such materials and products shall be to use commercially reasonable efforts to accomplish the activities assigned to GP hereunder. In the event that BMX fails to deliver Vidas MTB Probe testing materials to GP or to build CT products according to the schedule set forth above, so that one of the two preceding sentences applies as of December 30, 2000, then the Milestone Payment due pursuant to Section 6.11 of the Vidas License, Development and Cooperation Agreement shall be immediately due.

GP ACTIVITIES CONCERNING ASSAY-SPECIFIC INFORMATION

As part of the Development Transition, GP shall transfer from GP to BMX knowledge, records, procedures, work instructions, formulations, and Know-How, necessary for the development of the VIDAS Products or in carrying out the tasks as previously performed by GP under the Vidas Agreement. GP will undertake the following specific activities with the intent to complete all work by December 30, 2000.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

VIDAS PROBE WORKPLAN 2000
GEN-PROBE/BMX
Confidential

1. MTB

- GP will undertake support of BMX's Verification phase activities for the Vidas Probe MTB product, in accordance with the GP staffing levels set forth above. [***]

        [***]

2. CT

[***]

3. GC

[***]





*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

VIDAS PROBE WORKPLAN 2000
GEN-PROBE/BMX
Confidential

4. CT/GC COMBO

      [***]


5. QHIV

      [***]


FURTHER COOPERATION

Technical and Regulatory Support. After the Development Transition Period, GP shall provide technical and regulatory support with respect to protocol review and suggestions for trouble-shooting on the Vidas Probe MTB, CT, NG, CT/GC Combo, and QHIV assays in accordance with Section 6 of the accompanying Vidas License, Development And Cooperation Agreement.

GP Activities Concerning Assay-Specific Information Required For Writing Submissions To Regulatory Agencies. GP shall prepare and deliver to BMX upon BMX's request for each respective Vidas Probe Assay, those portions of submissions to regulatory authorities concerning Key Biochemistry Components ("KBC's"). Gen-Probe will be responsible for defending KBC formulations during any audit by FDA or other regulatory authority. In particular, GP will prepare submission sections that address the following:

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

VIDAS PROBE WORKPLAN 2000
GEN-PROBE/BMX
Confidential

1. MTB

      [***]


2. CT

      [***]

3. GC

      [***]


4. QHIV

      [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

VIDAS PROBE WORKPLAN 2000
GEN-PROBE/BMX
Confidential

None of the activities described in this "Further Cooperation" section shall be considered Development Transition Period activities and conclusion of Development Transition shall not be postponed by reason of GP's potential obligations under this section.

                                    EXHIBIT E

                         STANDARD GP PURCHASE ORDER FORM

[GEN-PROBE LOGO]
 10210 GENETIC CENTER DRIVE
 San Diego, CA 92121-4362    REQUISITION DATE     DATE REQUIRED  P.O. NUMBER

                              PURCHASE REQUISITION
[]SERVICE []EXPENSE []CONSULTANT []STANDING ORDER []CHECK REQUEST []CHANGE ORDER
________________________________________________________________________________
REQUESTOR           MAIL STATION        EXTENSION      APPROVAL SIGNATURE
                                                       (Please Write Legibly)
________________________________________________________________________________
DELIVER TO          MAIL STATION        EXTENSION      APPROVAL SIGNATURE
                                                       (Please Write Legibly)
________________________________________________________________________________

SHIP TO:  []GENETIC CENTER    []OTHER:       ACCOUNT
                                             NUMBER   []-[][]-[][]-[][][][][]
________________________________________________________________________________

     RECOMMENDED SOURCE                    SUPPLIER
________________________________________________________________________________
NAME                                    NAME

________________________________________________________________________________
ADDRESS                                 ADDRESS

________________________________________________________________________________
CITY, STATE, ZIP                        CITY, STATE, ZIP

________________________________________________________________________________
PHONE               FAX                 PHONE               FAX

________________________________________________________________________________
CONTACT             VENDOR CODE         CUSTOMER ACCT.#     VENDOR CODE

________________________________________________________________________________
SHIP VIA                                ORDER DATE     CONFIRM TO     SALES
                    ESTIMATED                                         ORDER NO.
                    FREIGHT CHARGE
________________________________________________________________________________
F                                       P.O. TYPE      BUYER          TERMS
O [] FACTORY _________________________
B [] DESTINATION [] PREPAID [] COLLECT
________________________________________________________________________________

ITEM QTY  UOM    PART NUMBER       DESCRIPTION    EST.  QUOTED    EXT.     DEL.
                                                 PRICE   PRICE   PRICE     DATE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
SPECIAL INSTRUCTIONS                                       TOTAL COST

        [] THIS REQUISITION MAY AFFECT THE QUALITY OF GEN-PROBE PRODUCTS
             WHITE-PURCHASING    YELLOW-REQUESTOR    PINK-INTERNAL

               THIS PURCHASE ORDER IS SUBJECT TO AND INCLUDES THE
                         FOLLOWING TERMS AND CONDITIONS

1. AGREEMENT: This Purchase Order becomes the exclusive agreement between the parties for the goods, subject to the terms and conditions hereof, when accepted by acknowledgment or commencement of performance by Vendor. Additional or different terms proposed by Vendor shall not apply, and no change in, modification of or revision to this Purchase Order shall be valid unless accepted in writing by Buyer. Acceptance of goods delivered under this Purchase Order shall be made subject to the terms herein, and mere acceptance of delivered goods shall in no way be considered to be an acceptance of any additional, different, changed, modified or revised terms. Buyer must be notified in accordance with Section 27 of any change in delivery date. If this Purchase Order is for services, the term "goods" as used herein shall mean "services".
2. CHANGES/CANCELLATION: This order or any contract made pursuant hereto may be changed or cancelled by the Buyer at his option by written notice at any time. Any result in contract price differential shall be equitably adjusted in writing. In the event of cancellation, reimbursement for labor and materials already used on this order will be made and the materials so paid for will be shipped to Buyer.
3. PAYMENT:    All taxes imposed upon the sale of the goods, whether by
federal, state or municipal government, shall be paid by Vendor unless otherwise indicated on this Purchase Order. Any adjustment to Vendor's invoices due to shortages, late deliveries, rejection or other failure to comply with the requirements of this Purchase Order may, at Buyer's option, be made by
Buyer before payment. Failure to so adjust shall not deprive buyer of the right to do so thereafter. Payment of invoices may be withheld pending final acceptance. Payment, with or without delivery, for all or part of the goods covered hereby does not constitute acceptance. Except as otherwise noted in this Purchase Order, Buyer shall not have any liability for payment of extras or Vendor's expenses unless such expenses or extras have been authorized in writing in advance by Buyer.
4. INDEPENDENT CONTRACTOR:    Services provided hereunder shall be performed by
Vendor solely as an independent contractor. All personnel furnished by Vendor to provide services to Buyer shall at all times be the employees of Vendor and shall not be deemed to be the employees or agents of Buyer.
5. MATERIALS FURNISHED BY BUYER:   If Buyer furnishes any material for
fabrication of the goods, Vendor (1) shall not substitute any other material in such fabrication without Buyer's written consent, and (2) agrees that title to such material shall not be affected by incorporation in or attachment to any other property. Vendor shall use any designs, tools, patterns, drawings, information and equipment furnished by Buyer only in the performance of this Purchase Order. Upon completion or termination of this Purchase Order, all items furnished by Buyer shall be returned to Buyer or disposed of pursuant to instructions issued by Buyer. Vendor shall be liable for any loss or damage to property furnished by Buyer while such property is in Vendor's possession.
6. ASSIGNMENT:    Vendor shall not assign or delegate this Purchase Order or any interest under it without the prior written consent of Buyer, and any unauthorized assignment or delegation shall be void and ineffective for all purposes.
7. TITLE ON TERMINATION: In the event of termination, Buyer may give notice concurrent with or subsequent to the notice effecting termination that all right of possession, title and interest in or to all or any portion of the materials, tooling, work in process or completed goods covered by this Purchase Order shall pass to Buyer effective upon Vendor's receipt of such notice.
8. PACKING AND SHIPPING: Vendor shall ship only as specified in this Purchase Order or as subsequently directed in writing by Buyer. All extra charges of any kind, including but not limited to insurance, packing, crating, excess transportation costs, storage, etc. will be borne by Vendor.
9. CONFIDENTIALITY AND RETURN OF PROPRIETARY MATERIALS: Vendor agrees that Vendor will not, during the course of providing goods or services under this Purchase Order and for a period of five (5) years thereafter, disclose directly or indirectly to any person or entity, or copy, reproduce or use, any information designated as confidential Information, trade secret or information treated as confidential by Buyer ("Confidential Information") known, learned or acquired by Vendor during the period of Vendor's engagement by Buyer. Vendor agrees that any copies or reproductions of any Confidential Information made or caused to be made by Vendor are the property of Buyer. Vendor agrees to deliver promptly to Buyer on termination of this Purchase Order, whatever the reason, or at any time Buyer may so request, all documents, records, Artwork, designs, data, drawings, flowcharts, listings, models, sketches, apparatus, notebooks, notes and similar repositories of Confidential Information and any other documents of a confidential nature belonging to Buyer, including all copies, summaries, records, descriptions, modifications, drawings or adaptations of such materials which Vendor may the possess or have under its control.
10. INDEMNIFICATION: Vendor agrees to indemnify and protect Buyer against all claims, actions, demands losses and liabilities of any kind resulting from: (a) Vendor's breach of this agreement; (b) infringement of any U.S. or foreign patent, trademark or intellectual property claims (c) personal injury or property damage during work on Buyer's premises. Without limiting the foregoing, Vendor shall maintain public liability and property damage insurance in reasonable amounts covering the obligations set forth above and required workman's compensation insurance covering all employees performing this Purchase Order.
11. WARRANTY: In addition to all warranties established by statute or common law or set forth elsewhere in this order, Vendor expressly warrants that all material or services covered herein shall conform to all specifications, drawings, samples and descriptions furnished or adopted by Buyer, and shall be of best quality and fit and sufficient for the purpose for which purchased if specified hereon, merchantable, of good material and workmanship, free from any liens and encumbrances, and free from all latent and patent defects. Buyer's failure to give notice to Vendor of any breach of warranty shall not discharge Vendor's liability therefor. Without limiting the generality of the foregoing, Vendor agrees to supply Buyer with copies of operating manuals, drawings, schematics, diagrams and other information needed for proper maintenance and repair of applicable purchased material upon Buyer's request therefore, and Vendor further agrees to be responsible for all defects in design, workmanship and materials which may become apparent within twelve (12) months of beneficial occupancy and/or use by the Buyer. These warranties shall run to the Buyer, its successors, assigns, customers and the users of its products. Buyer's normal maintenance and repair of applicable purchased material after receipt from Vendor shall not affect Vendor's warranties and representations stated above.

                                    EXHIBIT F

           GP'S ESTIMATED FULLY-ABSORBED MANUFACTURING COSTS FOR KBC'S

                   SUMMARY OF PER TEST COST ESTIMATES FOR BMX
                          MT, CT, AND NG AMP REAGENTS




   MT REAGENT KIT                        TOTAL
     COMPONENT                           COST
---------------------             --------------------
       [***]                             [***]
                                  --------------------
  TOTAL COST FOR MT                      [***]

   CT REAGENT KIT                        TOTAL
     COMPONENT                           COST
---------------------             --------------------
       [***]                             [***]
                                  --------------------
  TOTAL COST FOR CT                      [***]

   NG REAGENT KIT                        TOTAL
     COMPONENT                           COST
---------------------             --------------------
       [***]                             [***]
                                  --------------------
TOTAL COST FOR NG                        [***]

NOTES:

Costs are based on current lot sizes.
These costs are exclusive of the oligonucleotides for Internal Controls and Probe Reagents.
These costs do not include the transfer price margin.



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT G

                       SAMPLE COLLECTION KITS DESCRIPTION

COLLECTION FOR ENDOCERVICAL SPECIMENS

INSTRUCTIONS FOR CHLAMYDIA TRACHOMATIS AND NEISSERIA GONORRHOEAE

[GRAPHIC]

1. Remove excess mucus from cervical os and surround mucosa using one of the swabs provided. DISCARD THE CLEANING SWAB.

2. Insert second swab from collection kit 1 to 1 1/2 cm into endocervical canal.

3. Rotate swab for 10 to 30 seconds in endocervical canal to ensure adequate sampling.

4.   Withdraw swab carefully; avoid any contact with vaginal mucosa.

5.   See Preparation for Transport on reverse side.





COLLECTION FOR MALE URETHRAL SPECIMENS

Patient should not have urinated for at least 1 hour prior to sample collection.

INSTRUCTIONS FOR CHLAMYDIA TRACHOMATIS AND NEISSERIA GONORRHOEAE

[GRAPHIC]

1.   Insert swab from collection kit 2 to 4 cm into urethra.

2. Once inserted, rotate swab gently at least one full rotation using sufficient pressure to ensure swab comes into contact with all urethra surface. Allow swab to remain inserted for 2 to 3 seconds.

3.   Withdraw swab.

4.   See Preparation for Transport on reverse side.



PREPARATION FOR TRANSPORT

[GRAPHIC]

1.   Insert ONE swab (collection swab only) into the GEN-PROBE transport tube.

2.   Snap off shaft at score line or cut shaft to fit tube.

3.   Cap tube.

4. For best results, transport tube to the laboratory at 2 degrees C to 25 degrees C. Store at 2 degrees C to 25 degrees C and test within 7 days of collection. If not tested within 7 days, vortex specimen, express swab, remove swab, and store tube at minus 20 degrees C to minus 70 degrees C.

NOTE: SPECIMENS COLLECTED WITH THIS SYSTEM CANNOT BE USED FOR CULTURE. ONLY SWABS SUPPLIED WITH THE GEN-PROBE SPECIMEN COLLECTION SYSTEM SHOULD BE USED FOR SPECIMEN COLLECTION. CAP TIGHTLY. DO NOT DISCARD LIQUID.

SPECIMEN COLLECTION AND HANDLING FOR MALE URETHRAL SPECIMENS

  Patient should not have urinated for at least 1 hour prior to sample collection.

INSTRUCTIONS FOR CHLAMYDIA TRACHOMATIS (PACE AND AMPLIFIED) AND/OR NEISSERIA GONORRHOEAE (PACE ONLY)

  1. Insert swab from collection kit 2 to 4 cm into urethra.

  2. Once inserted, gently rotate swab clockwise using sufficient pressure to ensure swab comes into contact with all urethral surfaces. Allow swab to remain inserted for 2 to 3 seconds.

  3. Withdraw swab.

  4. Prepare swab for transport.

[GRAPHIC]

SPECIMEN COLLECTION AND HANDLING FOR CHLAMYDIA TRACHOMATIS CONJUNCTIVAL SPECIMENS (PACE ONLY)

  1. If pus or discharge is present, use a sterile Dacron swab (not provided) to clean the area. Do not scrape the conjunctiva while cleaning the eye(s).

  2. If both eyes are affected, swab the least affected eye first.

  3. Thoroughly swab the lower then the upper conjunctiva 2 to 3 times each with the GEN-PROBE urethral/conjunctival swab.

  4. Prepare swab for transport.

[GRAPHIC]

PREPARATION FOR TRANSPORT

  1. FULLY INSERT ONE SWAB into the GEN-PROBE transport tube.

  2. Snap off shaft at score line or cut shaft to fit tube. Use care to avoid splashing of contents.

  3. Cap tube tightly.

  4. For best results, transport tube to the laboratory at 2 degrees to 25 degrees. Store at 2 (degrees) to 25 (degrees) C and test within 7 days of collection.

  5. If not tested within 7 days:

     a. PACE: Vortex specimen, remove swab, and store at -20 (degrees) to -70 (degrees) C.

     b. AMPLIFIED: Store at -20 (degrees) to -70 (degrees) C.
        DO NOT REMOVE SWAB.

NOTE: SPECIMENS COLLECTED WITH THIS SYSTEM CANNOT BE USED FOR CULTURE. ONLY GEN-PROBE URETHRAL/CONJUNCTIVAL SWABS SHOULD BE USED FOR SPECIMEN COLLECTION.

     SPECIMEN COLLECTION AND HANDLING OF
ENDOCERVICAL SPECIMENS FOR C. TRACHOMATIS
(PACE AND AMPLIFIED) AND/OR N. GONORRHOEAE
(PACE ONLY) TESTING

     1.   Remove excess mucus from cervical                 [GRAPHIC]
          os and surrounding mucosa using one          ROTATE CLOCKWISE ONLY
          of the swabs provided. Discard this      TOURNER SEULEMENT DANS LE
          swab.                                  SENS DES AIGUILLES D'UNE MONTRE

     2.   Insert second swab from collection
          kit 1 to 1.5cm into endocervical
          canal.

     3.   Rotate swab clockwise for 10 to 30
          seconds in endocervical canal to
          ensure adequate sampling.

     4.   Withdraw swab carefully; avoid any
          contact with vaginal mucosa.

     5.   Prepare swab for transport.

PREPARATION FOR TRANSPORT

     1.   FULLY INSERT ONE SWAB into the
          GEN-PROBE transport tube.

     2.   Snap off shaft at score line or cut
          shaft to fit tube. Use care to
          avoid splashing of contents.

     3.   Cap tube tightly.

     4.   For best results, transport tube to
          the laboratory at 2(degrees) to
          25(degrees)C. Store at 2(degrees)
          to 25(degrees)C and test within
          7 days of collection.

     5.   If not tested within 7 days:

          a.  PACE: Vortex specimen, remove
          swab, and store at -20(degrees) to
          -70(degrees)C.

          b.   AMPLIFIED:     Store at
          -20(degrees) to -70(degrees)C.
          DO NOT REMOVE SWAB.

     NOTE: SPECIMENS COLLECTED WITH THIS
SYSTEM CANNOT BE USED FOR CULTURE. ONLY SWABS
WITH THE GEN-PROBE SPECIMEN COLLECTION SYSTEM
SHOULD BE USED FOR SPECIMEN COLLECTION.

                                    EXHIBIT H

                  EXCERPTS OF STANFORD AND TEKNIKA AGREEMENTS

ADDITIONAL CLAUSES RELATING TO THE STANFORD AGREEMENT AND THE TEKNIKA AGREEMENT

STANFORD LICENSE

     The Stanford Agreement sets forth the following terms and conditions relating to required provisions in any sublicense and to the continuation of sublicenses following termination of the Stanford Agreement.

     4.3.2 Any such sublicense shall also expressly include the provisions of Articles 7, 8, and 9 for the benefit of STANFORD.

     4.3.3 Upon termination of this Agreement for any cause, any sublicense granted hereunder shall continue with STANFORD provided the sublicensee agrees to thereafter assume the obligations of GEN-PROBE insofar as they correspond to the scope of the sublicense.

7.   REPORTS, PAYMENTS, AND ACCOUNTING

     7.1 Quarterly Royalty Payment and Report. GEN-PROBE shall make written reports and royalty payments to STANFORD within ninety (90) days after the end of each calendar quarter. This report shall state the number, description, and aggregate Net Sales of Licensed Product(s) during such completed calendar quarter, and resulting calculation pursuant to Paragraph 6.2 of earned royalty payment due STANFORD for such completed calendar quarter. Concurrent with the making of each such report, GEN-PROBE shall include payment due STANFORD of royalties for the calendar quarter covered by such report.

     7.2 Accounting. GEN-PROBE agrees to keep records for a period of three (3) years showing the manufacturing, sales, use, and other disposition of products sold or otherwise disposed of under the license herein granted in sufficient detail to enable the royalties payable hereunder by GEN-PROBE to be determined, and further agrees to permit its books and records to be examined to the extent necessary to verify reports provided for in Paragraph 7.1 by an independent certified public accountant, provided that such audits occur no more than one
(1) time per calendar year and provided further that accountant shall report to STANFORD only errors regarding calculation of royalties. Such examination is to be made by STANFORD, at the expense of STANFORD, except in the event that the results of the audit reveal a discrepancy in GEN-PROBE's favor of ten percent (10%) or more, then the audit fees shall be paid by GEN-PROBE.

8.   WARRANTY AND NEGATION OF WARRANTIES

     8.1  Nothing in this Agreement is or shall be construed as:

     (a) A warranty or representation by STANFORD as to the validity or scope of any Licensed Patent(s);

     (b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from/of patents, copyrights, and other rights of third parties;

     (c) An obligation to bring or prosecute actions or suits against third parties for infringement, except to the extent and in the circumstances described in Article 12; or

     (d) Granting by implication, estoppel, or otherwise any licenses under patents of STANFORD or other persons other than Licensed Patent(s), regardless of whether such patents are dominant or subordinate to any Licensed Patent(s).

     8.2 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES.

     9.   INDEMNITY

     9.1 GEN-PROBE agrees to indemnify, hold harmless, and defend STANFORD and its trustees, officers, employees, students, and agents against any and all claims for death, illness, personal injury, property damage, and improper business practices arising out of the manufacture, use, sale, or other disposition of Invention, Licensed Patent(s), or Licensed Product(s) by GEN-PROBE, its sublicenses or their customers.

     9.2 GEN-PROBE shall at all times comply, through insurance or self-insurance, with all statutory workers' compensation and employers' liability requirements covering any and all employees with respect to activities performed under this Agreement.

     9.3 GEN-PROBE shall maintain, beginning on the first day GEN-PROBE or any GEN-PROBE sublicensee ships a therapeutics product manufactured by the licensed process, commercial general liability insurance, including products liability insurance, with minimum limits of liability of $5 million with reputable and financially secure insurance carrier(s) to cover the activities of GEN-PROBE and its sublicensee(s). Any and all such policies of insurance described in the previous sentence shall include as additional named insureds STANFORD, Stanford Health Services, their trustees, diretors, officers, employees, students and agents, and shall provide that such policies may not, without 30 days prior written notice to STANFORD, be canceled or changed to materially adversely affect any such additional named insured's coverage. Such insurance shall be written to cover liability of such additional named insureds incurred beginning on the first day GEN-PROBE or any GEN-PROBE sublicensee ships a therapeutics product.

Teknika Agreement

     The Teknika Agreement sets forth the following terms and conditions relating to rights of Gen-Probe's Licensees should a breach by Gen-Probe terminate its rights under the Teknika Agreement.

     10.3 Upon termination of this Agreement, as permitted by Section 10.2, the non-breaching party shall grant direct immunity from legal action to Licensees of the breaching party, under the terms and conditions set forth in this Agreement, provided that:

     (a) the non-breaching party shall have received express written notice of the license granted to such Licensee prior to the effective termination date of this Agreement;

     (b)   the Licensee expressly agreed in writing on or before the ninetieth
(90th) day prior to the effective termination date of this Agreement to be bound by the terms and conditions of this Agreement.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT E

                   TRANSCRIPTION-BASED AMPLIFICATION VERSIONS

     "GEN-PROBE Version" shall mean transcription-based nucleic acid amplification using reverse transcriptase, RNA polymerase and [***] wherein

          (a) the reverse transcriptase and RNase H activities are provided by a [***];

          (b) said protein has a minimal reverse transcriptase activity of [***] (where the unit definition and assay conditions are equivalent to those set forth below); and

          (c)  the amplification reaction is performed at a [***].

    "TEKNIKA Version" shall mean transcription-based nucleic acid amplification using reverse transcriptase, RNA polymerase and [***], wherein

          (a)  [***]

          (b)  [***] and

          (c)  the amplification reaction is performed at [***].

ENZYME ASSAYS

[***]

[***]

[***]

[***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Equivalent unit definitions and assay conditions may be substituted as long as they produce results that may be quantitatively converted by established valid procedures (e.g., multiplication by a conversion factor or by reference to a standard curve) to the assay conditions and unit definitions set forth above.

For example, [***]

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

Data supporting equivalence of any substitutions must be made available for inspection as set forth in Section 3.3 of this Agreement.

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.